PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INCOME
FUNDS
CLASS A, CLASS B & CLASS C SHARES

BOND FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND (CLASS A)
SHORT TERM BOND FUND II (CLASS A)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

Bond Fund                                                        1

Global Strategic Income Fund                                     7

Short Term Bond Fund                                            13

Short Term Bond Fund II                                         19

The Funds' Management and Administration                        25

How to Do Business with the Funds                               27

    Purchasing Fund Shares                                      27

    Sales Charges                                               32

    Rule 12b-1 Fees                                             37

    Exchanging Fund Shares                                      38

    Redeeming Fund Shares                                       39

Shareholder Information                                         43

    Distributions and Taxes                                     43

    Availability of Proxy Voting Record                         43

    Portfolio Holdings Disclosure                               44

Investments                                                     46

Risk and Reward Elements                                        48

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates              53

Financial Highlights                                            54

How To Reach Us                                         BACK COVER

JPMORGAN
  BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 46-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting [the Fund's investments in different] sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed-income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly

                                                     PROSPECTUS FEBRUARY 19 2005

depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995           18.17%
1996            3.13%
1997            9.13%
1998            7.36%
1999           -0.73%
2000           10.62%
2001            7.19%
2002            9.02%
2003            4.49%
2004            4.79%

BEST QUARTER 2nd quarter, 1995           6.25%
WORST QUARTER 2nd quarter, 2004         -2.79%


  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A and Class B Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were most similar to those of the Class A and Class B Shares) from 1/1/95 to 9/10/01. The performance for the period before Class C Shares were launched is based on Class B Shares of the Fund. Class C Shares were launched on 3/31/03. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the above referenced feeder and predecessor.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*


                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                    0.07            6.22             6.72

Return After Taxes on Distributions                                   (1.88)           4.03             4.28

Return After Taxes on Distributions and Sale of Fund Shares            0.31            4.02             4.26
------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                   (0.79)           6.19             6.86
------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                    3.02            6.61             6.92
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.34            7.71             7.72
------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     4.29            7.33             7.21


After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                             CLASS A SHARES     CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50               NONE             NONE
---------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**             5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                             CLASS A SHARES     CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.30               0.30             0.30

DISTRIBUTION (RULE 12b-1) FEES                                         0.25               0.75             0.75

SHAREHOLDER SERVICE FEES                                               0.25               0.25             0.25

OTHER EXPENSES(1)                                                      1.03               1.01             1.01
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        1.83               2.31             2.31

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (1.08)             (0.81)           (0.81)
---------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.75               1.50             1.50


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75%, 1.50% and 1.50%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)                     523        811      1,214       2,341
-----------------------------------------------------------------------------
CLASS B SHARES** ($)                    653        875      1,297       2,407***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)                    253        575      1,097       2,528

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                      153        575      1,097       2,407***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                      153        575      1,097       2,528

  *  Assumes sales charge is deducted when shares are purchased.
 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 46-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-  12% international non-dollar (range 0-25%)

-  35% public/private mortgages (range 20-45%)

-  23% public/private corporates (range 5-25%)

-  15% emerging markets (range 0-25%)

-  15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998           2.31%
1999           2.08%
2000           7.55%
2001           2.60%
2002           5.14%
2003           8.40%
2004           6.22%

BEST QUARTER 4th quarter, 2002           3.76%
WORST QUARTER 3rd quarter, 2001         -2.01%


  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 3/17/97 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)


                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                    1.44            4.98             4.82

Return After Taxes on Distributions                                   (0.30)           2.47             2.27

Return After Taxes on Distributions and Sale of Fund Shares            0.89            2.67             2.49
------------------------------------------------------------------------------------------------------------
CLASS B SHARES(2)

Return Before Taxes                                                    1.22            5.65             5.44
------------------------------------------------------------------------------------------------------------
CLASS C SHARES(2)

Return Before Taxes                                                    5.22            5.96             5.44
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.34            7.71             7.27
------------------------------------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     8.64            6.71             5.73


The after-tax returns are shown only for the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *  See footnote on previous page.
(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.
(2) The performance for the period before Class B and Class C Shares were launched on 2/19/05 is based on the performance of Class A Shares of the Fund. The actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares.
  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A Shares and the estimated expenses for Class B and Class C Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                             CLASS A SHARES     CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      4.50               NONE             NONE
---------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**             5.00             1.00
---------------------------------------------------------------------------------------------------------------
REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED***                                           2.00               2.00             2.00

  * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."
 ** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."
***  Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                             CLASS A SHARES     CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.45               0.45             0.45

DISTRIBUTION (RULE 12b-1) FEES                                         0.25               0.75             0.75

SHAREHOLDER SERVICE FEES                                               0.25               0.25             0.25

OTHER EXPENSES(1)                                                      3.23               0.71             0.71
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        4.18               2.16             2.16

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (3.03)             (0.51)           (0.51)
---------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        1.15               1.65             1.65


(1) "Other Expenses" for Class A are restated from the most recent fiscal year to reflect current expense arrangements. "Other Expenses" for Class B and Class C Shares are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.15%, 1.65% and 1.65%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and 2.25%, through 2/18/15 for Class A Shares, and total annual operating expenses thereafter for Class B and Class C Shares.

This example is for comparison only; the actual returns of the Class A, Class Band Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)                     562        932      1,420       2,764
-----------------------------------------------------------------------------
CLASS B SHARES** ($)                    668        884      1,272       2,441***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)                    268        584      1,072       2,418


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                      168        584      1,072       2,441***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                      168        584      1,072       2,418


  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 46-52.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% "A" or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995           10.58%
1996            9.94%
1997            6.14%
1998            6.84%
1999            2.81%
2000            7.03%
2001            7.05%
2002            5.21%
2003            1.44%
2004            1.20%

BEST QUARTER 2nd quarter, 1995           3.41%
WORST QUARTER 2nd quarter, 2004         -1.14%


  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were most similar to those of the Class A Shares) from 1/1/95 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*


                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   (1.89)           3.72             4.97
Return After Taxes on Distributions                                   (2.68)           2.16             3.01

Return After Taxes on Distributions and Sale of Fund Shares           (1.23)           2.22             3.02
------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   0.91            4.93             5.71
------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     1.60            4.64             5.38


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                CLASS A SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                         3.00
------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                         NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

MANAGEMENT FEES                                                            0.25

DISTRIBUTION (RULE 12b-1) FEES                                             0.25

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          0.37
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.12

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.37)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.75


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)            374        579        833       1,562

*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  SHORT TERM BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 46-52.

THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Substantially all of the Fund's investments will be rated investment grade, by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds).

The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for Investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995           8.22%
1996           5.29%
1997           5.82%
1998           5.21%
1999           2.68%
2000           7.13%
2001           7.01%
2002           5.14%
2003           1.34%
2004           1.13%

BEST QUARTER 3rd quarter, 2001           3.02%
WORST QUARTER 2nd quarter, 2004         -1.26%


  * The performance of Class A Shares for the period before Class A Shares were launched on 5/6/96 is based on the performance of the Select Class Shares of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*


                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   (1.93)           3.67             4.54

Return After Taxes on Distributions                                   (2.68)           2.24             2.75

Return After Taxes on Distributions and Sale of Fund Shares           (1.26)           2.26             2.75
------------------------------------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   1.07            5.11             5.79
------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     1.60            4.64             5.38


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class A Shares before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                CLASS A SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                         3.00
------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                         NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

MANAGEMENT FEES                                                            0.25

DISTRIBUTION (RULE 12b-1) FEES                                             0.25

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          0.30
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.05

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.30)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.75


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A Shares and your actual costs may be higher or lower.

                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST* ($)
(WITH OR WITHOUT REDEMPTION)            374        570        809       1,495

*    Assumes sales charge is deducted when shares are purchased.

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION

Each Fund, with the exception of Short Term Bond Fund II, is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. Short Term Bond Fund II is a series of JPMorgan Mutual Fund Group, a Massachusetts business trust. Each trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                               %
----------------------------------------------------
BOND FUND                                       0.30

GLOBAL STRATEGIC INCOME FUND                    0.16

SHORT TERM BOND FUND                            0.22

SHORT TERM BOND FUND II                         0.25

THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Class A, Class B and Class C shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective that day at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charge for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

If you buy Class A Shares of the JPMORGAN SHORT TERM BOND FUND or the JPMORGAN SHORT TERM BOND FUND II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS

                      SALES
                     CHARGE            SALES
                     AS A %           CHARGE       COMMISSION
                     OF THE           AS A %        AS A % OF
AMOUNT OF          OFFERING          OF YOUR         OFFERING
PURCHASES             PRICE       INVESTMENT            PRICE
--------------------------------------------------------------
LESS
THAN $100,000          3.00             3.09             2.70

$100,000-
$249,999               2.50             2.56             2.18

$250,000-
$499,999               2.00             2.04             1.64

$500,000-
$999,999               1.50             1.52             1.20

$1,000,000
OR MORE*               NONE             NONE               **

 * There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares of the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 0.50% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of the JPMORGAN BOND FUND, JPMORGAN BOND FUND II, JPMORGAN GLOBAL STRATEGIC INCOME FUND or JPMORGAN STRATEGIC INCOME FUND, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS

                      SALES
                     CHARGE            SALES
                     AS A %           CHARGE       COMMISSION
                     OF THE           AS A %        AS A % OF
AMOUNT OF          OFFERING          OF YOUR         OFFERING
PURCHASES             PRICE       INVESTMENT            PRICE
-------------------------------------------------------------
LESS
THAN $100,000          4.50             4.71             4.05

$100,000-
$249,999               3.50             3.68             3.05

$250,000-
$499,999               2.50             2.56             2.05

$500,000-
$999,999               2.00             2.04             1.60

$1,000,000
OR MORE*               NONE             NONE               **

 * There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares of the JPMorgan Bond Fund, JPMorgan Bond Fund II, JPMorgan Global Strategic Income Fund, JPMorgan Strategic Income Fund or JPMorgan U.S. Treasury Income Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds between 12 and 24 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGES
The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.   Your account(s);

2.   Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.   Trust accounts established by any of the individuals in items (1) through
     (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.   Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

   - The JPMorgan Funds.

   - JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

   - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

   - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).

   - Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

   - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

   - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

   - Tuition programs that qualify under Section 529 of the Internal Revenue
     Code.

   - A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

   - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

   - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares of the JPMorgan Bond Fund, the JPMorgan Bond Fund II, the JPMorgan Global Strategic Income Fund, the JPMorgan Strategic Income Fund or the JPMorgan U.S. Treasury Income Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

                                    CDSC AS A % OF
YEARS                                DOLLAR AMOUNT
SINCE PURCHASE                   SUBJECT TO CHARGE
--------------------------------------------------
0-1                                           5.00

1-2                                           4.00

2-3                                           3.00

3-4                                           3.00

4-5                                           2.00

5-6                                           1.00

More than 6                                   NONE

If you redeem Class B shares of the JPMorgan Short Term Bond Fund or JPMorgan Short Term Bond Fund II within four years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:


                                    CDSC AS A % OF
YEARS                                DOLLAR AMOUNT
SINCE PURCHASE                   SUBJECT TO CHARGE
--------------------------------------------------
0-1                                           3.00

1-2                                           3.00

2-3                                           2.00

3-4                                           1.00

More than 4                                   NONE


The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Bond Fund, the JPMorgan Bond Fund II, the JPMorgan Global Strategic Income Fund, the JPMorgan Strategic Income Fund or the JPMorgan U.S. Treasury Income Fund.

CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

                                    CDSC AS A % OF
YEARS                                DOLLAR AMOUNT
SINCE PURCHASE                   SUBJECT TO CHARGE
--------------------------------------------------
0-1                                           1.00

After first year                              NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES
No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

DO I PAY A REDEMPTION FEE ON AN EXCHANGE?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See "Do I pay a redemption fee?" below.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and a Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

DO I PAY A REDEMPTION FEE?
If you sell your shares of the JPMorgan Global Strategic Income Fund within 60 days of purchase, you will pay a redemption fee of 2.00% of the value of the shares sold. The redemption fee only applies with respect to shares purchased after February 18, 2005. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), or mutual fund wrap fee programs, or shares redeemed as part of a termination of certain employer-sponsored retirement plans, redemption of an employer-sponsored retirement plan's entire share position with the Fund, shares redeemed by balance forward qualified retirement plans or shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program, or shares redeemed as part of a bona fide asset allocation program; provided that the redemption fee may be charged in the event that the Distributor determines that such programs are being used as a market timing strategy. Please see the Statement of Additional Information for a further description of these arrangements.

The redemption fees are paid to the JPMorgan Global Strategic Income Fund and are designed to offset the brokerage commissions, capital gains impact, and other administrative costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

Certain accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

   - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

   - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds make net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares.

Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. share-holder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN
  INCOME FUNDS

                                                            /X/ Permitted
                                                            / / Not permitted

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                            GLOBAL   SHORT   SHORT
                                                                                          STRATEGIC   TERM    TERM   STRATEGIC
                                          RELATED TYPES OF RISK     BOND         BOND II    INCOME    BOND  BOND II   INCOME
ASSET-BACKED SECURITIES Interests in a    credit, interest rate,     /X/           /X/       /X/      /X/     /X/       /X/
stream of payments from specific          market, prepayment
assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable               credit, currency,          /X/(1)        /X/       /X/      /X/     /X/       /X/
certificates of deposit, time deposits    liquidity, political
and bankers' acceptances of domestic
and foreign issuers.

COMMERCIAL PAPER Unsecured short term     credit, currency,          /X/(1)        /X/       /X/      /X/     /X/       /X/
debt issued by domestic and foreign       interest rate,
banks or corporations. These securities   liquidity, market,
are usually discounted and are rated by   political
S&P, Moody's or other nationally
recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and       credit, currency,          /X/(1)        /X/       /X/      /X/     / /       /X/
foreign debt securities that can be       interest rate,
converted into equity securities at a     liquidity, market,
future time and price.                    political, valuation

CORPORATE BONDS Debt securities of        credit, currency,          /X/(1)        /X/       /X/      /X/     /X/       /X/
domestic and foreign industrial,          interest rate,
utility, banking and other financial      liquidity, market,
institutions.                             political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt   credit, environmental,     /X/           /X/       /X/      /X/     / /       /X/
instrument which gives the lender a       extension, interest
lien on property as security for the      rate, liquidity, market,
loan payment.                             natural event,
                                          political, prepayment,
                                          valuation

MORTGAGE-BACKED SECURITIES Domestic and   credit, currency,          /X/(1)        /X/       /X/      /X/     /X/       /X/
foreign securities (such as Federal       extension, interest
Home Loan Banks, Freddie Macs, Fannie     rate, leverage, market,
Maes) which represent interests in        political, prepayment
pools of mortgages, whereby the
principal and interest paid every month
is passed through to the holder of the
securities.

MORTGAGE DOLLAR-ROLLS The sale of         currency, extension,       /X/(1),(2)    /X/(2)    /X/(2)   /X/(2)  /X/(2)    /X/(2)
domestic and foreign mortgage-backed      interest rate, leverage,
securities with the promise to purchase   liquidity, market,
similar securities at a later date.       political, prepayment
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that    credit, currency,          /X/           /X/       /X/      /X/     /X/       /X/
represent a share of bank debt or         extension, interest
similar securities or obligations.        rate, liquidity,
                                          political, prepayment

PRIVATE PLACEMENTS Bonds or other         credit, interest rate,     /X/           /X/       /X/      /X/     /X/       /X/
investments that are sold directly to     liquidity, market,
an institutional investor.                valuation

REITs AND OTHER REAL-ESTATE RELATED       credit, interest rate,     /X/           /X/       /X/      /X/     /X/       /X/
INSTRUMENTS Securities of issuers that    liquidity, market,
invest in real estate or are secured by   natural event,
real estate.                              prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby   credit                     /X/           /X/       /X/      /X/     /X/       /X/
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts   credit, leverage           /X/(2)        /X/(2)    /X/(2)   /X/(2)  /X/(2)    /X/(2)
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF   credit, currency,          /X/(1)        /X/       /X/      /X/     / /       /X/
SUPRANATIONAL ORGANIZATIONS Dollar- or    interest rate, market,
non-dollar-denominated securities         political
issued by foreign governments or
supranational organizations. Brady
bonds are issued in connection with
debt restructurings.

SWAPS Contractual agreement whereby a     credit, currency,          /X/           /X/       /X/      /X/     /X/       /X/
party agrees to exchange periodic         interest rate, leverage,
payments with a counterparty.             market, political,
Segregated liquid assets are used to      valuation
offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES           credit, interest rate,     /X/           /X/       /X/      /X/     /X/       /X/
Securities, generally issued as general   market, natural event,
obligation and revenue bonds, whose       political
interest is exempt from federal
taxation and state and/or local taxes
in the state where the securities were
issued.

U.S. GOVERNMENT SECURITIES Debt           interest rate              /X/           /X/        /X/     /X/     /X/       /X/
instruments (Treasury bills, notes and
bonds) guaranteed by the U.S.
government for the timely payment of
principal and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED     credit, currency,          /X/(1)        /X/        /X/     /X/     /X/       /X/
PAYMENT SECURITIES Domestic and foreign   interest rate,
securities offering non-cash or           liquidity, market,
delayed-cash payment. Their prices are    political, valuation
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).
LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.
LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.
MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.
PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.
VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                      AND REWARD
MARKET CONDITIONS

-  Each Fund's share price, yield       -  Bonds have generally                -  Under normal circumstances the
   and total return will fluctuate         outperformed money market              Funds plan to remain fully
   in response to bond market              investments over the long term,        invested in bonds and other
   movements                               with less risk than stocks             fixed-income securities and may
                                                                                  invest uninvested cash in
-  The value of most bonds will         -  Most bonds will rise in value          affiliated money market funds
   fall when interest rates rise;          when interest rates fall
   the longer a bond's maturity and                                            -  Bond investments may include
   the lower its credit quality,        -  Mortgage-backed and asset-backed       U.S. and foreign corporate and
   the more its value typically            securities and direct mortgages        government bonds,
   falls                                   can offer attractive returns           mortgage-backed and asset-backed
                                                                                  securities, convertible
-  Adverse market conditions may                                                  securities, participation
   from time to time cause a Fund                                                 interests and private placements
   to take temporary defensive
   positions that are inconsistent                                             -  The Funds seek to limit risk and
   with its principal investment                                                  enhance total return or yields
   strategies and may hinder a Fund                                               through careful management,
   from achieving its investment                                                  sector allocation, individual
   objective                                                                      securities selection and
                                                                                  duration management
-  Mortgage-backed and asset-backed
   securities (securities                                                      -  During severe market downturns,
   representing an interest in, or                                                the Funds have the option of
   secured by, a pool of mortgages                                                investing up to 100% of assets
   or other assets such as                                                        in high quality short-term
   receivables) and direct                                                        instruments
   mortgages could generate capital
   losses or periods of low yields                                             -  The adviser monitors interest
   if they are paid off                                                           rate trends, as well as
   substantially earlier or later                                                 geographic and demographic
   than anticipated                                                               information related to
                                                                                  mortgage-backed securities and
                                                                                  mortgage prepayments

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                      AND REWARD
CREDIT QUALITY

-  The default of an issuer would       -  Investment-grade bonds have a       -  Each Fund maintains its own
   leave a Fund with unpaid                lower risk of default                  policies for balancing credit
   interest or principal                                                          quality against potential yields
                                        -  Junk bonds offer higher yields         and gains in light of its
-  Junk bonds (those rated BB, Ba          and higher potential gains             investment goals
   or lower) have a higher risk of
   default, tend to be less liquid                                             -  The adviser develops its own
   and may be more difficult to                                                   ratings of unrated securities
   value                                                                          and makes a credit quality
                                                                                  determination for unrated
                                                                                  securities

FOREIGN INVESTMENTS

-  A Fund could lose money because      -  Foreign bonds, which represent a    -  Foreign bonds are a primary
   of foreign government actions,          major portion of the world's           investment only for Global
   political instability or lack of        fixed income securities, offer         Strategic Income Fund and may be
   adequate and accurate                   attractive potential performance       a significant investment for
   information                             and opportunities for                  Bond Fund, Bond Fund II, Short
                                           diversification                        Term Bond, Short Term Bond Fund
-  Currency exchange rate movements                                               II, and Strategic Income Funds
   could reduce gains or create         -  Favorable exchange rate
   losses                                  movements could generate gains      -  To the extent that a Fund
                                           or reduce losses                       invests in foreign bonds, it may
-  Currency and investment risks                                                  manage the currency exposure of
   tend to be higher in emerging        -  Emerging markets can offer             its foreign investments relative
   markets; these markets also             higher returns                         to its benchmark, and may hedge
   present higher liquidity and                                                   a portion of its foreign
   valuation risks                                                                currency exposure into the U.S.
                                                                                  dollar from time to time (see
                                                                                  also "Derivatives"); these
                                                                                  currency management techniques
                                                                                  may not be available for certain
                                                                                  emerging markets investments

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                      AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities          -  A Fund can take advantage of        -  The Funds segregate liquid
   before issue or for delayed             attractive transaction                 assets to offset leverage risks
   delivery, it could be exposed to        opportunities
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its        -  A Fund could outperform its         -  The adviser focuses its active
   benchmark due to its sector,            benchmark due to these same            management on those areas where
   securities or duration choices          choices                                it believes its commitment to
                                                                                  research can most enhance
                                                                                  returns and manage risks in a
                                                                                  consistent way

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                      AND REWARD
DERIVATIVES

-  Derivatives such as futures,         -  Hedges that correlate well with     -  The Funds use derivatives, such
   options, swaps and forward              underlying positions can reduce        as futures, options, swaps and
   foreign currency contracts(1)           or eliminate losses at low cost        forward foreign currency
   that are used for hedging the                                                  contracts for hedging and for
   portfolio or specific securities     -  A Fund could make money and            risk management (i.e., to adjust
   may not fully offset the                protect against losses if              duration or yield curve exposure
   underlying positions and this           management's analysis proves           or to establish or adjust
   could result in losses to the           correct                                exposure to particular
   Fund that would not have                                                       securities, markets or
   otherwise occurred                   -  Derivatives that involve               currencies); risk management may
                                           leverage could generate                include management of a Fund's
-  Derivatives used for risk               substantial gains at low cost          exposure relative to its
   management may not have the                                                    benchmark
   intended effects and may result
   in losses or missed                                                         -  The Funds only establish hedges
   opportunities                                                                  that they expect will be highly
                                                                                  correlated with underlying
-  The counterparty to a                                                          positions
   derivatives contract could
   default                                                                     -  While the Funds may use
                                                                                  derivatives that incidentally
-  Certain types of derivatives                                                   involve leverage, they do not
   involve costs to the Funds which                                               use them for the specific
   can reduce returns                                                             purpose of leveraging their
                                                                                  portfolios
-  Derivatives that involve
   leverage could magnify losses                                               -  The Strategic Income Fund may
                                                                                  use leveraging
-  Derivatives used for non-hedging
   purposes could cause losses that                                            -  The Bond Fund II, Short Term
   exceed the original investment                                                 Bond Fund II and Strategic
                                                                                  Income Fund may use derivatives
-  Derivatives may, for tax                                                       to increase income or gain
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                               POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                      AND REWARD
SECURITIES LENDING

-  When a Fund lends a security,        -  A Fund may enhance income           -  The adviser maintains a list of
   there is a risk that the loaned         through the investment of the          approved borrowers
   securities may not be returned          collateral received from the
   if the borrower or the lending          borrower                            -  The Funds receive collateral
   agent defaults                                                                 equal to at least 100% of the
                                                                                  current value of securities
-  The collateral will be subject                                                 loaned plus accrued interest
   to the risks of the securities
   in which it is invested                                                     -  The lending agents indemnify a
                                                                                  Fund against borrower default

                                                                               -  The adviser's collateral
                                                                                  investment guidelines limit the
                                                                                  quality and duration of
                                                                                  collateral investment to
                                                                                  minimize losses

                                                                               -  Upon recall, the borrower must
                                                                                  return the securities loaned
                                                                                  within the normal settlement
                                                                                  period

ILLIQUID HOLDINGS

-  A Fund could have difficulty         -  These holdings may offer more       -  No Fund may invest more than 15%
   valuing these holdings precisely        attractive yields or potential         of net assets in illiquid
                                           growth than comparable widely          holdings
-  A Fund could be unable to sell          traded securities
   these holdings at the time or                                               -  To maintain adequate liquidity
   price desired                                                                  to meet redemptions, each Fund
                                                                                  may hold high quality short-term
                                                                                  instruments (including
                                                                                  repurchase agreements for all
                                                                                  the Funds and reverse repurchase
                                                                                  agreements for the Strategic
                                                                                  Income Fund) and, for temporary
                                                                                  or extraordinary purposes, may
                                                                                  borrow from banks up to 33 1/3%
                                                                                  of the value of its total assets
                                                                                  or draw on a line of credit

SHORT-TERM TRADING

-  Increased trading would raise a      -  A Fund could realize gains in a     -  The Funds may use short-term
   Fund's transaction costs                short period of time                   trading to take advantage of
                                                                                  attractive or unexpected
-  Increased short-term capital         -  A Fund could protect against           opportunities or to meet demands
   gains distributions would raise         losses if a bond is overvalued         generated by shareholder
   shareholders' income tax                and its value later falls              activity
   liability

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.). became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request. Because Class B and Class C Shares of the Global Strategic Income Fund had not commenced operations as of the end of the Fund's last fiscal year, financial highlights for those classes are not included in this prospectus.

CLASS A SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 ---------------------------------------------------------------------------------------------------
                                                  INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                              ----------------------------------------    ------------------------------------------
                                                               NET GAINS
                                                             (LOSSES) ON
                                  NET ASSET          NET      SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                  OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
BOND FUND

Year Ended 8/31/04               $    10.03         0.32            0.32          0.64          0.32            0.30            0.62
Year Ended 8/31/03               $    10.07         0.40            0.04          0.44          0.40            0.08            0.48
11/1/01 Through 8/31/02^^        $    10.08         0.31            0.05          0.36          0.31            0.06            0.37
9/10/01** Through 10/31/01       $     9.89         0.06^           0.20          0.26          0.07              --            0.07

GLOBAL STRATEGIC INCOME FUND

Year Ended 8/31/04               $     8.92         0.48^           0.15          0.63          0.47              --            0.47
Year Ended 8/31/03               $     8.64         0.40^           0.31          0.71          0.43              --            0.43
11/1/01 Through 8/31/02^^        $     8.91         0.55           (0.33)         0.22          0.47            0.02            0.49
9/10/01** Through 10/31/01       $     9.13         0.09^          (0.22)        (0.13)         0.09              --            0.09

SHORT TERM BOND FUND

Year Ended 8/31/04               $     9.85         0.20           (0.01)         0.19          0.20              --            0.20
Year Ended 8/31/03               $    10.03         0.24           (0.03)         0.21          0.25            0.14            0.39
11/1/01 Through 8/31/02^^        $    10.01         0.27            0.05          0.32          0.26            0.04            0.30
9/10/01** Through 10/31/01       $     9.87         0.05^           0.15          0.20          0.06              --            0.06


 ^^  The fund changed its fiscal year end from October 31 to August 31.
 **  Commencement of offering of class of shares.
  ^  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.

                                                                                 RATIOS/SUPPLEMENTAL DATA:
                                                                     --------------------------------------------------
                                 PER SHARE OPERATING PERFORMANCE:                      RATIOS TO AVERAGE NET ASSETS: #
                                 --------------------------------                      --------------------------------
                                                                       NET ASSETS,                                  NET
                                  NET ASSET                                 END OF                           INVESTMENT
                                 VALUE, END                TOTAL            PERIOD                NET            INCOME
                                  OF PERIOD        RETURN (1)(b)        (MILLIONS)           EXPENSES            (LOSS)
BOND FUND

Year Ended 8/31/04               $    10.05                 6.61%    $           3                0.75%            3.19%
Year Ended 8/31/03               $    10.03                 4.32%    $           2                0.75%            3.86%
11/1/01 Through 8/31/02^^        $    10.07                 3.72%    $           1                0.75%            3.59%
9/10/01** Through 10/31/01       $    10.08                 2.63%    $          --+               0.75%            3.93%

GLOBAL STRATEGIC INCOME FUND

Year Ended 8/31/04               $     9.08                 7.20%    $           1                1.27%(o)         5.31%
Year Ended 8/31/03               $     8.92                 8.33%    $          --+               1.25%            4.45%
11/1/01 Through 8/31/02^^        $     8.64                 2.54%    $          --+               1.25%            6.20%
9/10/01** Through 10/31/01       $     8.91                (2.30%)   $          --+               1.25%            6.99%

SHORT TERM BOND FUND

Year Ended 8/31/04               $     9.84                 1.92%    $           3                0.75%            2.00%
Year Ended 8/31/03               $     9.85                 2.08%    $           9                0.75%            2.39%
11/1/01 Through 8/31/02^^        $    10.03                 3.18%    $          10                0.75%            3.01%
9/10/01** Through 10/31/01       $    10.01                 2.01%    $           2                0.75%            3.62%

                                                   RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS: #
                                 ---------------------------------------------
                                                                NET INVESTMENT
                                             EXPENSES            INCOME (LOSS)
                                     WITHOUT WAIVERS,         WITHOUT WAIVERS,      PORTFOLIO
                                       REIMBURSEMENTS           REIMBURSEMENTS       TURNOVER
                                 AND EARNINGS CREDITS     AND EARNINGS CREDITS       RATE (b)
BOND FUND

Year Ended 8/31/04                               1.88%                    2.06%           571%
Year Ended 8/31/03                               1.59%                    3.02%           679%
11/1/01 Through 8/31/02^^                        5.64%                   (1.30%)          572%
9/10/01** Through 10/31/01                      10.75%                   (6.07%)          423%

GLOBAL STRATEGIC INCOME FUND

Year Ended 8/31/04                               4.23%                    2.35%           152%
Year Ended 8/31/03                               7.26%                   (1.56%)          248%
11/1/01 Through 8/31/02^^                       35.90%@@                (28.45%)@@        178%
9/10/01** Through 10/31/01                      11.01%                   (2.77%)          107%

SHORT TERM BOND FUND

Year Ended 8/31/04                               1.17%                    1.58%           261%
Year Ended 8/31/03                               1.10%                    2.04%           386%
11/1/01 Through 8/31/02^^                        1.00%                    2.76%           215%
9/10/01** Through 10/31/01                      10.76%                   (6.39%)          160%


  +  Amount rounds to less than one million.
  #  Short periods have been annualized.
 @@ Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(o)  Includes interest expense for custody overdraft of 1 basis point.

                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                              ----------------------------------------    -----------------------------------------
                                                               NET GAINS
                                                             (LOSSES) ON
                                  NET ASSET          NET      SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL     TAX RETURN
                                  OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS     OF CAPITAL
SHORT TERM BOND FUND II

Year Ended 8/31/04               $    10.23         0.21^          (0.02)         0.19          0.21              --             --+
Year Ended 8/31/03               $    10.33         0.23^          (0.04)         0.19          0.24            0.05             --+
11/1/01 Through 8/31/02^^        $    10.38         0.25            0.06          0.31          0.25            0.11             --
Year Ended 10/31/01              $     9.89         0.43^           0.53          0.96          0.47              --             --
Year Ended 10/31/00              $     9.94         0.56           (0.05)         0.51          0.56              --             --
Year Ended 10/31/99              $    10.14         0.46           (0.20)         0.26          0.46              --             --


 ^^  The fund changed its fiscal year end from October 31 to August 31.
  ^  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

                                          PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------
                                 LESS DISTRIBUTIONS:
                                 -------------------
                                                         NET ASSET
                                               TOTAL    VALUE, END            TOTAL
                                       DISTRIBUTIONS     OF PERIOD    RETURN (1)(b)
SHORT TERM BOND FUND II

Year Ended 8/31/04                              0.21    $    10.21             1.85%
Year Ended 8/31/03                              0.29    $    10.23             1.88%
11/1/01 Through 8/31/02^^                       0.36    $    10.33             3.06%
Year Ended 10/31/01                             0.47    $    10.38             9.95%
Year Ended 10/31/00                             0.56    $     9.89             5.27%
Year Ended 10/31/99                             0.46    $     9.94             2.64%

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                              ----------------------------------------------------------------------
                                                                                                      NET INVESTMENT
                                 NET ASSETS,                     NET                EXPENSES           INCOME (LOSS)
                                     END OF               INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                     PERIOD        NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS     TURN OVER
                                 (MILLIONS)   EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (b)
SHORT TERM BOND FUND II

Year Ended 8/31/04               $       55       0.75%         2.03%                   1.10%                   1.68%          253%
Year Ended 8/31/03               $       44       0.75%         2.31%                   0.96%                   2.10%          319%
11/1/01 Through 8/31/02^^        $       70       0.75%         2.66%                   1.00%                   2.41%          192%
Year Ended 10/31/01              $       52       0.75%         4.25%                   1.15%                   3.85%          315%
Year Ended 10/31/00              $       19       0.75%         5.68%                   1.37%                   5.06%          139%
Year Ended 10/31/99              $       22       0.75%         4.58%                   1.37%                   3.96%          302%


(b)  Not annualized for periods less than one year.
  +  Amount rounds to less than $0.005.
  #  Short periods have been annualized.

CLASS B SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                              ----------------------------------------    -----------------------------------------
                                                               NET GAINS
                                                             (LOSSES) ON
                                  NET ASSET          NET      SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL     TAX RETURN
                                  OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS     OF CAPITAL
BOND FUND

Year Ended 8/31/04               $     9.95         0.25            0.32          0.57          0.25            0.30             --
Year Ended 8/31/03               $    10.05         0.33           (0.03)         0.30          0.32            0.08             --
11/1/01 Through 8/31/02^^        $    10.08         0.24            0.03          0.27          0.24            0.06             --
9/10/01** Through 10/31/01       $     9.89         0.06^           0.19          0.25          0.06              --             --


^^  The fund changed its fiscal year end from October 31 to August 31.
 *  Commencement of operations.
**  Commencement of offering of class of shares.
 ^  Calculated based upon average shares outstanding.

                                  PER SHARE OPERATING PERFORMANCE:       RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------    ----------------------------
                                 LESS DISTRIBUTIONS:
                                 -------------------
                                                                                        NET ASSETS,
                                                          NET ASSET                          END OF
                                               TOTAL     VALUE, END            TOTAL         PERIOD
                                       DISTRIBUTIONS      OF PERIOD    RETURN (1)(b)     (MILLIONS)
BOND FUND

Year Ended 8/31/04                              0.55    $      9.97             5.89%   $         2
Year Ended 8/31/03                              0.40    $      9.95             2.94%   $         2
11/1/01 Through 8/31/02^^                       0.30    $     10.05             2.83%   $         1
9/10/01** Through 10/31/01                      0.06    $     10.08             2.53%   $        --+

                                                         RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------
                                                      RATIOS TO AVERAGE NET ASSETS: #
                                 ------------------------------------------------------------------------
                                                                                           NET INVESTMENT
                                                      NET                EXPENSES           INCOME (LOSS)
                                               INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                        NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                   EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (b)
BOND FUND

Year Ended 8/31/04                     1.50%         2.48%                   2.36%                   1.62%          571%
Year Ended 8/31/03                     1.50%         3.19%                   2.14%                   2.55%          679%
11/1/01 Through 8/31/02^^              1.50%         2.80%                   6.02%                  (1.72%)         572%
9/10/01** Through 10/31/01             1.48%         4.07%                  11.25%                  (5.70%)         423%


(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.
  +  Amount rounds to less than one million.
  #  Short periods have been annualized.

CLASS C SHARES


                                                                  PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                              ----------------------------------------    -----------------------------------------
                                                               NET GAINS
                                                             (LOSSES) ON
                                  NET ASSET          NET      SECURITIES                   DIVIDENDS
                                     VALUE,   INVESTMENT           (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                                  BEGINNING       INCOME    REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL     TAX RETURN
                                  OF PERIOD       (LOSS)     UNREALIZED)    OPERATIONS        INCOME           GAINS     OF CAPITAL
BOND FUND

Year Ended 8/31/04               $    10.01         0.24            0.33          0.57          0.25            0.30             --
3/31/03** Through 8/31/03        $    10.22         0.14           (0.21)        (0.07)         0.14              --             --


 **  Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized for periods less than one year.

                                  PER SHARE OPERATING PERFORMANCE:       RATIOS/SUPPLEMENTAL DATA:
                                 ----------------------------------    ----------------------------
                                 LESS DISTRIBUTIONS:
                                 -------------------
                                                                                        NET ASSETS,
                                                          NET ASSET                          END OF
                                               TOTAL     VALUE, END            TOTAL         PERIOD
                                       DISTRIBUTIONS      OF PERIOD    RETURN (1)(b)     (MILLIONS)
BOND FUND

Year Ended 8/31/04                              0.55    $     10.03             5.84%   $        --+
3/31/03** Through 8/31/03                       0.14    $     10.01            (0.69%)  $        --+

                                                         RATIOS/SUPPLEMENTAL DATA:
                                 -------------------------------------------------------------------------------------
                                                      RATIOS TO AVERAGE NET ASSETS: #
                                 ------------------------------------------------------------------------
                                                                                           NET INVESTMENT
                                                      NET                EXPENSES           INCOME (LOSS)
                                               INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                        NET        INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                                   EXPENSES        (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (b)
BOND FUND

Year Ended 8/31/04                     1.50%         2.45%                   2.36%                   1.59%          571%
3/31/03** Through 8/31/03              1.50%         3.02%                   1.78%                   2.74%          679%


+    Amount rounds to less than one million.
#    Short periods have been annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary Please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except Short Term Bond Fund II is 811-21295.

Investment Company Act File No. for Short Term Bond Fund II is 811-5151.

(C)JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-INCABC-205

PROSPECTUS FEBRUARY 19, 2005

JPMORGAN
INCOME
FUNDS

SELECT CLASS SHARES

BOND FUND
EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

Bond Fund                                                        1

Emerging Markets Debt Fund                                       7

Global Strategic Income Fund                                    12

Short Term Bond Fund                                            18

Short Term Bond Fund II                                         24

The Funds' Management and Administration                        30

How to Do Business with the Funds                               32

    Purchasing Fund Shares                                      32

    Exchanging Fund Shares                                      36

    Redeeming Fund Shares                                       36

Shareholder Information                                         39

    Distributions and Taxes                                     39

    Availability of Proxy Voting Record                         40

    Portfolio Holdings Disclosure                               40

Investments                                                     42

Risk and Reward Elements                                        44

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates              48

Financial Highlights                                            50

How To Reach Us                                         BACK COVER

JPMORGAN
  BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

Up to 25% of Assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It also may invest in securities that are unrated but are deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed-income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly

                                                     PROSPECTUS FEBRUARY 19 2005

depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995           18.17%
1996            3.13%
1997            9.13%
1998            7.36%
1999           -0.73%
2000           10.62%
2001            7.23%
2002            8.67%
2003            4.20%
2004            4.95%

BEST QUARTER 2nd quarter, 1995           6.25%
WORST QUARTER 2nd quarter, 2004         -2.80%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to those of the Select Shares) from 1/1/95 through 9/10/01.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*


                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    4.95            7.11             7.17

Return After Taxes on Distributions                                    2.85            4.87             4.70

Return After Taxes on Distributions and Sale of Fund Shares            3.50            4.77             4.64
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.34            7.71             7.72
------------------------------------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     4.29            7.33             7.21


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                            0.30

DISTRIBUTION (RULE 12b-1) FEES                                             NONE

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          0.18
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.73

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.04)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.69


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.69% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             70        226        399         900

JPMORGAN
  EMERGING MARKETS DEBT FUND
  (formerly the JPMorgan Fleming Emerging Markets Debt Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade are sometimes called junk bonds (or the unrated equivalent).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser analyzes both global and country specific factors to determine the ability of an emerging market country or investment to pay its debts.

The main solvency factors that the adviser focuses on to determine the long-term fundamentals of each country in which the Fund invests are its fiscal and monetary policy, macro and microeconomic environment and sociopolitical climate. Once these factors are analyzed, the portfolio construction process focuses on overall country exposure based upon the solvency factors and valuations available in the market, exposure to common global economic factors and security selection relative to the Fund's benchmark. The adviser uses security selection to manage the portfolio's credit quality, yield and duration exposure.

The adviser relies on the insights of different specialists, including macroeconomists, quantitative researchers and dedicated fixed income traders to make buy and sell decisions according to the Fund's objective and strategy.

For securities held by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the Fund's benchmark, although it can deviate based on the adviser's views.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Furthermore, since securities in which the Fund invests combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other income funds. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

- are not prepared to accept a higher degree of risk than most traditional bond funds

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and the life of the Fund. It compares the Fund's performance to the Emerging Markets Bond Index Global, a broad-based securities market index, and the Lipper Emerging Markets Debt Funds Index, a broad-based index.

The Fund's past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998           -15.93%
1999            25.97%
2000            15.23%
2001             4.77%
2002            11.44%
2003            29.53%
2004            14.22%

BEST QUARTER 4th quarter, 2002           14.22%
WORST QUARTER 3rd quarter, 1998         -21.73%


* Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, the Fund's existing share class was renamed "Select."

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)


                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   14.22           14.76            10.91

Return After Taxes on Distributions                                    8.94           10.33             6.40

Return After Taxes on Distributions and Sale of Fund Shares           11.63           10.11             6.51
------------------------------------------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX GLOBAL
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                  11.75           12.99            10.66
------------------------------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                    13.72           15.06            10.21


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 4/17/97. Performance for the benchmarks is from 4/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                   SELECT SHARES
--------------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                  2.00

*    Applies only to shares purchased after February 18, 2005.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                             0.70

DISTRIBUTION (RULE 12b-1) FEES                                              NONE

SHAREHOLDER SERVICE FEES                                                    0.25

OTHER EXPENSES(1)                                                           0.65
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.60

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.35)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.25


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.25% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            127        441        809       1,845

JPMORGAN
  GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

At least 40% of total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent). Securites rated below investment grade are sometimes called junk bonds.

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-  12% international non-dollar (range 0-25%)

-  35% public/private mortgages (range 20-45%)

-  23% public/private corporates (range 5-25%)

-  15% emerging markets (range 0-25%)

-  15% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting the Fund's investments in different sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Since securities in which the Fund invests combine the risks of emerging markets and low credit quality, the Fund's performance is likely to be more volatile than that of most income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of a typical intermediate bond fund

-  want an investment that pays monthly dividends

-  want to add a non-U.S. investment to further diversify a portfolio.

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  have a short-term investment horizon

-  are adverse to below investment grade securities

-  require stability of principal

-  are uncomfortable with the risks of international investing

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Multi-Sector Income Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998           2.31%
1999           2.08%
2000           7.55%
2001           3.77%
2002           4.47%
2003           8.68%
2004           6.48%

BEST QUARTER 4th quarter, 2002           3.82%
             3rd quarter, 2004
WORST QUARTER 2nd quarter, 2004         -1.72%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance before the Select Class Shares were introduced on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of Select Class Shares) from 11/5/97 to 9/10/01. Returns for the period from 3/17/97 to 11/5/97 reflect the performance of the Fund's Institutional Class Shares. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than the Institutional Class Shares.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)


                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    6.48            6.17             5.58

Return After Taxes on Distributions                                    4.57            3.56             2.96

Return After Taxes on Distributions and Sale of Fund Shares            4.17            3.63             3.10
------------------------------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   4.34            7.71             7.27
------------------------------------------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     8.64            6.71             5.73


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                   SELECT SHARES
--------------------------------------------------------------------------------
REDEMPTION FEE OF SHARES HELD LESS THAN 60 DAYS AS A % OF
AMOUNT REDEEMED/EXCHANGED*                                                  2.00

*    Applies only to shares purchased after February 18, 2005.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.45

DISTRIBUTION (RULE 12b-1) FEES                                             NONE

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          1.20
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.90

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (1.00)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.90


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             92        414        851       2,069

JPMORGAN
  SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's, S&P, Fitch or the equivalent by another national rating organization, including at least 75% A or better. No more than 10% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for Investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995           10.58%
1996            4.94%
1997            6.14%
1998            6.84%
1999            2.81%
2000            7.03%
2001            7.20%
2002            5.40%
2003            1.53%
2004            1.50%

BEST QUARTER 2nd quarter, 1995           3.41%
WORST QUARTER 2nd quarter, 2004         -1.10%


* Prior to a merger effective 9/07/01 the Fund operated in a master-feeder structure. The Fund's performance before Select Shares were introduced on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program is identical to, and whose expenses are substantially similar to those of Select Class Shares) for the period from 1/1/95 to 9/10/01.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*


                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    1.50            4.50             5.36

Return After Taxes on Distributions                                    0.61            2.89             3.37

Return After Taxes on Distributions and Sale of Fund Shares            0.97            2.86             3.35
------------------------------------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   0.91            4.93             5.71
------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     1.60            4.64             5.38


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT ASSETS)


MANAGEMENT FEES                                                            0.25

DISTRIBUTION (RULE 12b-1) FEES                                             NONE

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          0.18
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.68

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.08)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.60


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.60% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             61        203        364         833

JPMORGAN
  SHORT TERM BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 42-47.

THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Substantially all of the Fund's investments will be rated investment grade, by Moody's, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds).

The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

-  want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

-  are investing for aggressive long-term growth

-  require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1995           8.22%
1996           5.62%
1997           6.13%
1998           5.59%
1999           3.11%
2000           7.52%
2001           7.24%
2002           5.42%
2003           1.52%
2004           1.38%

BEST QUARTER 3rd quarter, 2001           3.07%
WORST QUARTER 2nd quarter, 2004         -1.20%


(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2004


                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                    1.38            4.58             5.15

Return After Taxes on Distributions                                    0.52            3.04             3.24

Return After Taxes on Distributions and Sale of Fund Shares            0.90            2.97             3.21
------------------------------------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^                   1.07            5.11             5.79
------------------------------------------------------------------------------------------------------------
LIPPER SHORT-TERM INVESTMENT GRADE DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                     1.60            4.64             5.38


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.25

DISTRIBUTION (RULE 12b-1) FEES                                             NONE

SHAREHOLDER SERVICE FEES                                                   0.25

OTHER EXPENSES(1)                                                          0.15
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.65

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.15)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.50


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.50% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher of lower.


                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)             51        180        334         784

THE FUNDS' MANAGEMENT
 AND ADMINISTRATION

Each Fund, with the exception of Short Term Bond Fund II, is a series of J.P. Morgan Mutual Fund Series, a Massachusetts business trust. Short Term Bond Fund II is a series of JPMorgan Mutual Fund Group, a Massachusetts business trust. Each trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                               %
----------------------------------------------------
BOND FUND                                       0.30

EMERGING MARKETS DEBT FUND                      0.60

GLOBAL STRATEGIC INCOME FUND                    0.16

SHORT TERM BOND FUND                            0.22

SHORT TERM BOND FUND II                         0.25

THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Funds' Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' Shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

Accounts may be opened with the Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Share accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A accounts.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Funds will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Funds must meet certain holding period requirements with respect to the shares on which each Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to each Fund's shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

JPMORGAN
  INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                       /X/ Permitted

                                                       / / Not permitted

                                                                                  FLEMING     GLOBAL    SHORT    SHORT     U.S.
                                                                                  EMERGING   STRATEGIC  TERM     TERM    TREASURY
                                     RELATED TYPES OF RISK  BOND       BOND II  MARKET DEBT   INCOME    BOND    BOND II   INCOME
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests    credit, interest       /X/         /X/        /X/          /X/      /X/      /X/       / /
in a stream of payments from         rate, market,
specific assets, such as auto or     prepayment
credit card receivables.

BANK OBLIGATIONS Negotiable          credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      /X/       /X/
certificates of deposit, time        liquidity, political
deposits and bankers' acceptances
of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short     credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      /X/       /X/
term debt issued by domestic and     interest rate,
foreign banks or corporations.       liquidity, market,
These securities are usually         political
discounted and are rated by S&P,
Moody's or other nationally
recognized statistical rating
organizations.

CONVERTIBLE SECURITIES Domestic and  credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      / /       / /
foreign debt securities that can be  interest rate,
converted into equity securities at  liquidity, market,
a future time and price.             political, valuation

CORPORATE BONDS Debt securities of   credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      /X/       / /
domestic and foreign industrial,     interest rate,
utility, banking and other           liquidity, market,
financial institutions.              political, valuation

MORTGAGES (DIRECTLY HELD) Domestic   credit,                /X/         /X/        /X/          /X/      /X/      / /       / /
debt instrument which gives the      environmental,
lender a lien on property as         extension, interest
security for the loan payment.       rate, liquidity,
                                     market, natural
                                     event, political,
                                     prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic  credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      /X/       /X/
and foreign securities (such as      extension, interest
Federal Home Loan Banks, Freddie     rate, leverage,
Macs, Fannie Maes) which represent   market, political,
interests in pools of mortgages,     prepayment
whereby the principal and interest
paid every month is passed through
to the holder of the securities.

MORTGAGE DOLLAR-ROLLS The sale of    currency, extension,   /X/(1)(2)   /X/(2)     /X/(1)(2)    /X/(2)   /X/(2)   /X/(2)    /X/(2)
domestic and foreign                 interest rate,
mortgage-backed securities with the  leverage, liquidity,
promise to purchase similar          market, political,
securities at a later date.          prepayment
Segregated liquid assets are used
to offset leverage risk.

PARTICIPATION INTERESTS Interests    credit, currency,      /X/         /X/        /X/          /X/      /X/      /X/       / /
that represent a share of bank debt  extension, interest
or similar securities or             rate, liquidity,
obligations.                         political, prepayment

PRIVATE PLACEMENTS Bonds or other    credit, interest       /X/         /X/        /X/          /X/      /X/      /X/       / /
investments that are sold directly   rate, liquidity,
to an institutional investor.        market, valuation

REITs AND OTHER REAL-ESTATE RELATED  credit, interest       /X/         /X/        /X/          /X/      /X/      /X/       / /
INSTRUMENTS Securities of issuers    rate, liquidity,
that invest in real estate or are    market, natural
secured by real estate.              event, prepayment,
                                     valuation

REPURCHASE AGREEMENTS Contracts      credit                 /X/         /X/        /X/          /X/      /X/      /X/       /X/
whereby the Fund agrees to purchase
a security and resell it to the
seller on a particular date and at
a specific price.

REVERSE REPURCHASE AGREEMENTS        credit, leverage       /X/(1)      /X/(2)     /X/(1)(2)    /X/(2)   /X/(1)   /X/(2)    /X/(2)
Contracts whereby the Fund sells a
security and agrees to repurchase
it from the buyer on a particular
date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND      credit, currency,      /X/(1)      /X/        /X/          /X/      /X/      / /       / /
DEBT OF SUPRANATIONAL ORGANIZATIONS  interest rate,
Dollar- or non-dollar-denominated    market, political
securities issued by foreign
governments or supranational
organizations. Brady bonds are
issued in connection with debt
restructurings.

SWAPS Contractual agreement whereby  credit, currency,      /X/         /X/        /X/          /X/      /X/      /X/       /X/
a party agrees to exchange periodic  interest rate,
payments with a counterparty.        leverage, market,
Segregated liquid assets are used    political, valuation
to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES      credit, interest       /X/         /X/        /X/          /X/      /X/      /X/       /X/
Securities, generally issued as      rate, market, natural
general obligation and revenue       event, political
bonds, whose interest is exempt
from federal taxation and state
and/or local taxes in the state
where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt      interest rate          /X/         /X/        /X/          /X/      /X/      /X/       /X/
instruments (Treasury bills, notes
and bonds) guaranteed by the U.S.
government for the timely payment
of principal and interest.

ZERO-COUPON, PAY-IN-KIND AND         credit, currency,      /X/         /X/        /X/          /X/      /X/      /X/       /X/
DEFERRED PAYMENT SECURITIES          interest rate,
Domestic and foreign securities      liquidity, market,
offering non-cash or delayed-cash    political, valuation
payment. Their prices are typically
more volatile than those of some
other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1)  All foreign securities in the aggregate may not exceed
     25% of the Fund's assets.

(2) All forms of borrowing (including securities lending and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

JPMORGAN
  INCOME FUNDS

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
MARKET CONDITIONS

- Each Fund's share price, yield,    - Bonds have generally outperformed  - Under normal circumstances, the
  and total return will fluctuate      money market investments over the    Funds plan to remain fully
  in response to bond market           long term, with less risk than       invested in bonds and other fixed
  movements                            stocks                               income securities and may invest
                                                                            uninvested cash in affiliated
- The value of most bonds will fall  - Most bonds will rise in value        money market funds
  when interest rates rise; the        when interest rates fall
  longer a bond's maturity and the                                        - Debt investments for the Funds
  lower its credit quality, the      - Mortgage-backed and asset-backed     may include U.S. and foreign
  more its value typically falls       securities and direct mortgages      corporate and government bonds,
                                       can offer attractive returns         mortgage-backed and asset-backed
- Adverse market conditions may                                             securities (except for the
  from time to time cause a Fund to                                         Fleming Emerging Markets Debt
  take temporary defensive                                                  Fund), convertible securities,
  positions that are inconsistent                                           participation interests and
  with its principal investment                                             private placements
  strategies and may hinder a Fund
  from achieving its investment                                           - The Funds seek to limit risk and
  objective                                                                 enhance total return or yields
                                                                            through careful management,
- Mortgage-backed and asset-backed                                          sector allocation, individual
  securities (securities                                                    securities selection and duration
  representing an interest in, or                                           management
  secured by, a pool of mortgages
  or other assets such as                                                 - During severe market downturns,
  receivables) and direct mortgages                                         the Funds have the option of
  could generate capital losses or                                          investing up to 100% of assets in
  periods of low yields if they are                                         high quality short-term
  paid off substantially earlier or                                         instruments
  later than anticipated
                                                                          - The adviser monitors interest
                                                                            rate trends, as well as
                                                                            geographic and demographic
                                                                            information related to
                                                                            mortgage-backed securities and
                                                                            mortgage prepayments

CREDIT QUALITY

- The default of an issuer would     - Investment-grade bonds have a      - Each Fund maintains its own
  leave a Fund with unpaid interest    lower risk of default                policies for balancing credit
  or principal                                                              quality against potential yields
                                     - Junk bonds offer higher yields       and gains in light of its
- Junk bonds (those rated BB, Ba or    and higher potential gains           investment goals
  lower) have a higher risk of
  default, tend to be less liquid,                                        - The adviser develops its own
  and may be more difficult to                                              ratings of unrated securities and
  value                                                                     makes a credit quality
                                                                            determination for unrated
                                                                            securities

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
FOREIGN INVESTMENTS

- A Fund could lose money because    - Foreign bonds, which represent a   - Foreign bonds are a primary
  of foreign government actions,       major portion of the world's         investment only for Global
  political instability, or lack of    fixed income securities, offer       Strategic Income and Emerging
  adequate and accurate information    attractive potential performance     Markets Debt Funds and may be a
                                       and opportunities for                significant investment for Short
- Currency exchange rate movements     diversification                      Term Bond, Bond, Bond II, and
  could reduce gains or create                                              Short Term Bond II
  losses                             - Favorable exchange rate movements
                                       could generate gains or reduce     - To the extent that a Fund invests
- Currency and investment risks        losses                               in foreign bonds, it may manage
  tend to be higher in emerging                                             the currency exposure of its
  markets; these markets also        - Emerging markets can offer higher    foreign investments relative to
  present higher liquidity and         returns                              its benchmark, and may hedge a
  valuation risks                                                           portion of its foreign currency
                                                                            exposure into the U.S. dollar
                                                                            from time to time (see also
                                                                            "Derivatives"); these currency
                                                                            management techniques may not be
                                                                            available for certain emerging
                                                                            markets investments

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities        - A Fund can take advantage of       - Each Fund segregates liquid
  before issue or for delayed          attractive transaction               assets to offset leverage risks
  delivery, it could be exposed to     opportunities
  leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES

- A Fund could underperform its      - A Fund could outperform its        - The adviser focuses its active
  benchmark due to its sector,         benchmark due to these same          management on those areas where
  securities or duration choices       choices                              it believes its commitment to
                                                                            research can most enhance returns
                                                                            and manage risks in a consistent
                                                                            way

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
DERIVATIVES

- Derivatives such as futures,       - Hedges that correlate well with    - The Funds use derivatives, such
  options, swaps and forward           underlying positions can reduce      as futures, options, swaps and
  foreign currency contracts(1) that   or eliminate losses at low cost      forward foreign currency
  are used for hedging the                                                  contracts for hedging and for
  portfolio or specific securities   - A Fund could make money and          risk management (i.e., to adjust
  may not fully offset the             protect against losses if            duration or yield curve exposure,
  underlying positions and this        management's analysis proves         or to establish or adjust
  could result in losses to the        correct                              exposure to particular
  Fund that would not have                                                  securities, markets, or
  otherwise occurred                 - Derivatives that involve leverage    currencies); risk management may
                                       could generate substantial gains     include management of a Fund's
- Derivatives used for risk            at low cost                          exposure relative to its
  management may not have the                                               benchmark.
  intended effects and may result
  in losses or missed opportunities                                       - The Funds only establish hedges
                                                                            that they expect will be highly
- The counterparty to a derivatives                                         correlated with underlying
  contract could default                                                    positions

- Certain types of derivatives                                            - While the Funds may use
  involve costs to the Funds which                                          derivatives that incidentally
  can reduce returns                                                        involve leverage, they do not use
                                                                            them for the specific purpose of
- Derivatives that involve leverage                                         leveraging their portfolios
  could magnify losses
                                                                          - The Bond Fund II, Short Term Bond
- Derivatives used for non-hedging                                          Fund II, Strategic Income Fund
  purposes could cause losses that                                          and U.S. Treasury Income Fund may
  exceed the original investment                                            use derivative to increase income
                                                                            or gain.
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                          POLICIES TO BALANCE RISK
POTENTIAL RISKS                      POTENTIAL REWARDS                    AND REWARD
SECURITIES LENDING

- When a Fund lends a security,      - A Fund may enhance income through  - The adviser maintains a list of
  there is a risk that the loaned      the investment of the collateral     approved borrowers
  securities may not be returned if    received from the borrower
  the borrower or the lending agent                                       - The Funds receive collateral
  defaults                                                                  equal to at least 100% of the
                                                                            current value of securities
- The collateral will be subject to                                         loaned plus accrued interest
  the risks of the securities in
  which it is invested                                                    - The lending agents indemnify a
                                                                            Fund against borrower default

                                                                          - The adviser's collateral
                                                                            investment guidelines limit the
                                                                            quality and duration of
                                                                            collateral investment to minimize
                                                                            losses

                                                                          - Upon recall, the borrower must
                                                                            return the securities loaned
                                                                            within the normal settlement
                                                                            period

ILLIQUID HOLDINGS

- A Fund could have difficulty       - These holdings may offer more      - No Fund may invest more than 15%
  valuing these holdings precisely     attractive yields or potential       of net assets in illiquid
                                       growth than comparable widely        holdings
- A Fund could be unable to sell       traded securities
  these holdings at the time or                                           - To maintain adequate liquidity to
  price desired                                                             meet redemptions, each Fund may
                                                                            hold high quality short-term
                                                                            instruments (including repurchase
                                                                            agreements) and, for temporary or
                                                                            extraordinary purposes, may
                                                                            borrow from banks up to 33 1/3%
                                                                            of the value of its total assets
                                                                            or draw on a line of credit

SHORT-TERM TRADING

- Increased trading would raise a    - A Fund could realize gains in a    - The Funds may use short-term
  Fund's transaction costs             short period of time                 trading to take advantage of
                                                                            attractive or unexpected
- Increased short-term capital       - A Fund could protect against         opportunities or to meet demands
  gains distributions would raise      losses if a bond is overvalued       generated by shareholder activity
  shareholders' income tax             and its value later falls
  liability

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES

                                                                                     PER SHARE OPERATING PERFORMANCE:
                           ----------------------------------------------------------------------------------------------
                                        INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                      ---------------------------------------   -----------------------------------------
                                                      NET GAINS
                                                    (LOSSES) ON
                           NET ASSET          NET    SECURITIES                   DIVIDENDS
                              VALUE,   INVESTMENT         (BOTH    TOTAL FROM      FROM NET  DISTRIBUTIONS
                           BEGINNING       INCOME  REALIZED AND    INVESTMENT    INVESTMENT   FROM CAPITAL          TOTAL
                           OF PERIOD       (LOSS)   UNREALIZED)    OPERATIONS        INCOME          GAINS  DISTRIBUTIONS
BOND FUND^^@
Year Ended 8/31/04          $   9.94         0.33          0.33          0.66          0.33           0.30           0.63
Year Ended 8/31/03          $  10.04         0.40         (0.01)         0.39          0.41           0.08           0.49
11/1/01 Through 8/31/02     $  10.08         0.32          0.02          0.34          0.32           0.06           0.38
Year Ended 10/31/01         $   9.43         0.52^         0.70          1.22          0.57             --           0.57
Year Ended 10/31/00         $   9.41         0.58          0.02          0.60          0.58             --           0.58
Year Ended 10/31/99         $  10.09         0.55         (0.57)        (0.02)         0.56           0.10           0.66

EMERGING MARKETS
DEBT FUND^^^++
Year Ended 8/31/04          $   9.02         0.67          0.60          1.27          0.71             --           0.71
Year Ended 8/31/03          $   7.53         0.68          1.53          2.21          0.72             --           0.72
8/1/02 Through 8/31/02      $   7.05         0.05          0.49          0.54          0.06             --           0.06
Year Ended 7/31/02          $   7.82         0.77         (0.77)           --          0.77             --           0.77
Year Ended 7/31/01          $   8.77         0.88         (0.87)         0.01          0.96             --           0.96
Year Ended 7/31/00          $   7.29         0.95          1.42          2.37          0.89             --           0.89

  ^  Calculated based upon average shares outstanding.
 ^^  The Fund changed its fiscal year from October 31 to August 31.
^^^  The Fund changed its fiscal year end from July 31 to August 31.
  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

 ++  Formerly known as the JPMorgan Fleming Emerging Markets Debt Fund.

                           PER SHARE OPERATING PERFORMANCE:                  RATIOS/SUPPLEMENTAL DATA:
                           ---------------------------------   --------------------------------------------------------
                                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                                                             ------------------------------------------
                                                               NET ASSETS,                        NET          EXPENSES
                            NET ASSET                               END OF                 INVESTMENT  WITHOUT WAIVERS,
                           VALUE, END              TOTAL            PERIOD          NET        INCOME    REIMBURSEMENTS
                            OF PERIOD             RETURN (b)    (MILLIONS)     EXPENSES        (LOSS)      AND EARNINGS
BOND FUND^^@
Year Ended 8/31/04           $   9.97               6.88%         $    189         0.66%         3.33%             0.78%
Year Ended 8/31/03           $   9.94               3.82%         $    308         0.66%         3.97%             0.76%
11/1/01 Through 8/31/02      $  10.04               3.57%         $    312         0.66%         3.95%             0.74%
Year Ended 10/31/01          $  10.08              13.32%         $    315         0.69%         5.77%             0.70%
Year Ended 10/31/00          $   9.43               6.61%         $    240         0.69%         6.19%             0.69%
Year Ended 10/31/99          $   9.41              (0.23%)        $    235         0.69%         5.72%             0.69%

EMERGING MARKETS
DEBT FUND^^^++
Year Ended 8/31/04           $   9.58              14.56%         $     36         1.26%(o)      7.01%             1.65%
Year Ended 8/31/03           $   9.02              30.49%         $     60         1.25%         8.11%             1.52%
8/1/02 Through 8/31/02       $   7.53               7.69%         $     41         1.25%         9.86%             1.30%
Year Ended 7/31/02           $   7.05              (0.67%)        $     35         1.25%         9.59%             1.54%
Year Ended 7/31/01           $   7.82              (0.17%)        $     35         1.25%        11.20%             1.92%
Year Ended 7/31/00           $   8.77              34.12%         $     20         1.25%        11.01%             1.95%

                                    RATIOS/SUPPLEMENTAL DATA:
                           --------------------------------------------
                           RATIOS TO AVERAGE NET ASSETS: #
                           --------------------------------
                                   NET INVESTMENT
                                    INCOME (LOSS)
                                 WITHOUT WAIVERS,             PORTFOLIO
                                   REIMBURSEMENTS              TURNOVER
                                     AND EARNINGS                  RATE (b)
BOND FUND^^@
Year Ended 8/31/04                           3.21%                  571%
Year Ended 8/31/03                           3.87%                  679%
11/1/01 Through 8/31/02                      3.87%                  572%
Year Ended 10/31/01                          5.76%                  423%(2)
Year Ended 10/31/00                          6.19%                  531%(2)
Year Ended 10/31/99                          5.72%                  465%(2)

EMERGING MARKETS
DEBT FUND^^^++
Year Ended 8/31/04                           6.62%                  166%
Year Ended 8/31/03                           7.84%                  157%
8/1/02 Through 8/31/02                       9.81%                   12%
Year Ended 7/31/02                           9.30%                  110%(3)
Year Ended 7/31/01                          10.53%                  141%(3)
Year Ended 7/31/00                          10.31%                  295%(3)

(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(2) Percentages prior to 9/10/01 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the fund invested all of its investable assets.
(3) Percentages prior to 9/10/01 reflect the portfolio turnover of Emerging Markets Debt Portfolio, in which the fund invested all of its investable assets.

(o)  Includes interest expense for custody overdraft of 1 basis point.

SELECT CLASS SHARES

                                                                                           PER SHARE OPERATING PERFORMANCE:
                                   -------------------------------------------------------------------------------------------
                                                INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                              ---------------------------------------  ---------------------------------------
                                                              NET GAINS
                                                            (LOSSES) ON
                                   NET ASSET          NET    SECURITIES                  DIVIDENDS
                                      VALUE,   INVESTMENT         (BOTH    TOTAL FROM     FROM NET  DISTRIBUTIONS
                                   BEGINNING       INCOME  REALIZED AND    INVESTMENT   INVESTMENT   FROM CAPITAL   TAX RETURN
                                   OF PERIOD       (LOSS)   UNREALIZED)    OPERATIONS       INCOME          GAINS   OF CAPITAL
GLOBAL STRATEGIC INCOME FUND^^@
Year Ended 8/31/04                  $   8.92         0.49^         0.16          0.65         0.49             --           --
Year Ended 8/31/03                  $   8.65         0.45^         0.27          0.72         0.45             --           --
11/1/01 Through 8/31/02             $   8.95         0.45         (0.31)         0.14         0.42             --         0.02
Year Ended 10/31/01                 $   9.42         0.67^        (0.38)         0.29         0.76             --           --
Year Ended 10/31/00                 $   9.47         0.87         (0.26)         0.61         0.66             --           --
Year Ended 10/31/99                 $   9.84         0.60         (0.38)         0.22         0.59             --           --

SHORT TERM BOND FUND^^@
Year Ended 8/31/04                  $   9.86         0.22         (0.02)         0.20         0.22             --           --
Year Ended 8/31/03                  $  10.04         0.26         (0.03)         0.23         0.27           0.14           --
11/1/01 Through 8/31/02             $  10.03         0.28          0.04          0.32         0.27           0.04           --
Year Ended 10/31/01                 $   9.61         0.51^         0.46          0.97         0.55             --           --
Year Ended 10/31/00                 $   9.70         0.58         (0.09)         0.49         0.58             --           --
Year Ended 10/31/99                 $  10.00         0.57         (0.31)         0.26         0.51           0.05           --

SHORT TERM BOND FUND II^^
Year Ended 8/31/04                  $  10.25         0.23^        (0.03)         0.20         0.23             --           --+
Year Ended 8/31/03                  $  10.35         0.27^        (0.05)         0.22         0.27           0.05           --+
11/1/01 Through 8/31/02             $  10.40         0.26          0.07          0.33         0.27           0.11           --
Year Ended 10/31/01                 $   9.90         0.42^         0.57          0.99         0.49             --           --
Year Ended 10/31/00                 $   9.95         0.59         (0.05)         0.54         0.59             --           --
Year Ended 10/31/99                 $  10.15         0.49         (0.20)         0.29         0.49             --           --


  ^  Calculated based upon average shares outstanding.

 ^^  The Fund changed its fiscal year end from October 31 to August 31.
  +  Amount rounds to less than 0.005

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
(b)  Not annualized for periods less than one year.

                                     PER SHARE OPERATING PERFORMANCE:                      RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------      ----------------------------------------------
                                                                                              RATIOS TO AVERAGE NET ASSETS: #
                                                                                              --------------------------------
                                                                                 NET ASSETS,                               NET
                                                    NET ASSET                         END OF                        INVESTMENT
                                           TOTAL   VALUE, END        TOTAL            PERIOD          NET               INCOME
                                   DISTRIBUTIONS    OF PERIOD       RETURN (b)    (MILLIONS)     EXPENSES               (LOSS)
GLOBAL STRATEGIC INCOME FUND^^@
Year Ended 8/31/04                          0.49     $   9.08         7.48%         $      2         1.01%(o)             5.44%
Year Ended 8/31/03                          0.45     $   8.92         8.48%         $      3         1.00%                5.10%
11/1/01 Through 8/31/02                     0.44     $   8.65         1.61%         $      5         1.00%                6.08%
Year Ended 10/31/01                         0.76     $   8.95         5.46%         $      5         1.00%                7.32%
Year Ended 10/31/00                         0.66     $   9.42         6.57%         $      7         1.00%                7.05%
Year Ended 10/31/99                         0.59     $   9.47         2.26%         $      9         1.00%                6.35%

SHORT TERM BOND FUND^^@
Year Ended 8/31/04                          0.22     $   9.84         1.99%         $     94         0.58%                2.22%
Year Ended 8/31/03                          0.41     $   9.86         2.28%         $    122         0.56%                2.59%
11/1/01 Through 8/31/02                     0.31     $  10.04         3.21%         $    122         0.57%                3.22%
Year Ended 10/31/01                         0.55     $  10.03        10.39%         $     67         0.60%                5.22%
Year Ended 10/31/00                         0.58     $   9.61         5.19%         $     38         0.60%                6.00%
Year Ended 10/31/99                         0.56     $   9.70         2.70%         $     39         0.57%                5.24%

SHORT TERM BOND FUND II^^
Year Ended 8/31/04                          0.23     $  10.22         2.01%         $    492         0.50%                2.26%
Year Ended 8/31/03                          0.32     $  10.25         2.15%         $    342         0.50%                2.58%
11/1/01 Through 8/31/02                     0.38     $  10.35         3.30%         $    144         0.50%                2.91%
Year Ended 10/31/01                         0.49     $  10.40        10.29%         $    144         0.50%                4.15%
Year Ended 10/31/00                         0.59     $   9.90         5.56%         $     21         0.45%                5.99%
Year Ended 10/31/99                         0.49     $   9.95         2.97%         $     28         0.42%                4.89%

                                                  RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------------------------
                                         RATIOS TO AVERAGE NET ASSETS: #
                                   -------------------------------------------
                                                                NET INVESTMENT
                                               EXPENSES          INCOME (LOSS)
                                       WITHOUT WAIVERS,       WITHOUT WAIVERS,     PORTFOLIO
                                         REIMBURSEMENTS         REIMBURSEMENTS      TURNOVER
                                   AND EARNINGS CREDITS   AND EARNINGS CREDITS          RATE (b)
GLOBAL STRATEGIC INCOME FUND^^@
Year Ended 8/31/04                                 1.95%                  4.50%          152%
Year Ended 8/31/03                                 1.48%                  4.62%          248%
11/1/01 Through 8/31/02                            1.48%                  5.60%          178%
Year Ended 10/31/01                                2.63%                  5.69%          107%(4)
Year Ended 10/31/00                                2.50%                  5.55%          266%(4)
Year Ended 10/31/99                                1.54%                  5.81%          318%(4)

SHORT TERM BOND FUND^^@
Year Ended 8/31/04                                 0.73%                  2.07%          261%
Year Ended 8/31/03                                 0.71%                  2.44%          386%
11/1/01 Through 8/31/02                            0.72%                  3.07%          215%
Year Ended 10/31/01                                0.82%                  5.00%          160%(5)
Year Ended 10/31/00                                0.82%                  5.78%          271%(5)
Year Ended 10/31/99                                0.80%                  5.01%          398%(5)

SHORT TERM BOND FUND II^^
Year Ended 8/31/04                                 0.70%                  2.06%          253%
Year Ended 8/31/03                                 0.70%                  2.38%          319%
11/1/01 Through 8/31/02                            0.70%                  2.71%          192%
Year Ended 10/31/01                                0.77%                  3.88%          315%
Year Ended 10/31/00                                1.02%                  5.42%          139%
Year Ended 10/31/99                                1.02%                  4.29%          302%

  #  Short periods have been annualized.
(4) Percentages prior to 9/10/01 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.
(5) Percentages prior to 9/10/01 reflect the portfolio turnover of the Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

(o)  Includes interest expense for custody overdraft of 1 basis point.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy shares through a Financial Intermediary Please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except Short Term Bond Fund II is 811-21295.

Investment Company Act File No. for Short Term Bond Fund II is 811-5151.

(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]


PR-INCS-205

PROSPECTUS FEBRUARY 19, 2005


JPMORGAN
INCOME
FUNDS
CLASS M SHARES
SHORT TERM BOND FUND II

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Short Term Bond Fund II                              1

The Fund's Management and Administration             7

How to Do Business with the Fund                     9

    Purchasing Fund Shares                           9

    Sales Charges                                   12

    Rule 12b-1 Fees                                 13

    Exchanging Fund Shares                          13

    Redeeming Fund Shares                           14

Shareholder Information                             16

    Distributions and Taxes                         16

    Availability of Proxy Voting Record             16

    Portfolio Holdings Disclosure                   17

Investments                                         18

Risk and Reward Elements                            20

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                           24

Financial Highlights                                26

How to Reach Us                             BACK COVER

JPMORGAN
  SHORT TERM BOND FUND II

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 18-23.


THE FUND'S OBJECTIVE
The Fund seeks a high level of income, consistent with preservation of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years. The dollar weighted average maturity of the Fund's portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Substantially all of the Fund's investments will be rated investment grade, by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or unrated but deemed by the adviser, J.P. Morgan Investment Management Inc. (JPMIM), to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may not invest in equity securities or securities of other investment companies (with the exception of shares of money market funds).

The Fund's Board of Trustees may change any of these investment policies (but not its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can also be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- want to add an income investment to further diversify a portfolio

- want an investment whose risk/return potential is higher than that of money market funds but generally less than that of longer term bond funds

- want an investment that pays monthly dividends

The Fund is NOT designed for investors who:

- are investing for aggressive long-term growth

- require stability of principal

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares have varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Government Bond Index, a broad-based securities market index, and the Lipper Short-Term Investment Grade Debt Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for front-end sales loads. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for Class M Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)


1995                   8.22%
1996                   5.29%
1997                   5.82%
1998                   5.21%
1999                   2.64%
2000                   7.01%
2001                   6.58%
2002                   4.95%
2003                   1.10%
2004                   0.86%


BEST QUARTER 3rd quarter, 2001               2.96%
WORST QUARTER 2nd quarter, 2004             -1.33%



* The Fund's performance for the period before Class M was launched on 7/1/99 is based on the performance of Class A Shares of the Fund and returns for the period 1/1/95 through 5/6/96 reflect the performance of the Select Class Shares. During these periods, the actual returns of Class M Shares would have been lower than shown because Class M Shares have higher expenses than the above-mentioned classes.

(1)  The Fund's fiscal year end is 8/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS M SHARES

Return Before Taxes                                                   (0.69)            3.75             4.57

Return After Taxes on Distributions                                   (1.36)            2.41             2.82

Return After Taxes on Distributions and Sale of Fund Shares           (0.45)            2.39             2.81
-------------------------------------------------------------------------------------------------------------
LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    1.07             5.11             5.79
-------------------------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)                                      1.60             4.64             5.38



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS M SHARES
The expenses of Class M Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                               CLASS M SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                        1.50
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                        NONE

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS M ASSETS)


MANAGEMENT FEES                                                                                          0.25

DISTRIBUTION (RULE 12b-1) FEES                                                                           0.35

SHAREHOLDER SERVICE FEES                                                                                 0.25

OTHER EXPENSES(1)                                                                                        0.14
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                                                       0.99
-------------------------------------------------------------------------------------------------------------



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class M Shares (excluding interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.00% of their average daily net assets from 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Class M Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- total annual operating expenses.


This example is for comparison only; the actual returns of the Class M Shares and your actual costs may be higher or lower.


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-------------------------------------------------------------------------------------------------------------
YOUR COST ($)*
(WITH OR WITHOUT REDEMPTION)                 249                 461                 689                1,345


*    Assumes sales charge is deducted when shares are purchased.

THE FUND'S MANAGEMENT
  AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.


THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM, which is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 8/31/04, the adviser was paid management fees (net of waivers) of 0.25% as a percentage of its average daily net assets.


THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

FUND MANAGER COMPENSATION
Portfolio managers and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers are encouraged to own shares of the JPMorgan Funds they help manage.

THE FUND'S ADMINISTRATOR


JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The

Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class M Shares of the Fund. JPMDS may enter into service contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.


ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:


- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

- Directly from the Fund through JPMDS.


WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a complete Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.


Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds, including the Fund, are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. In addition to the Fund, those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Fund and the other Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.


The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Class M Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent investments.

Minimums for initial investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.


For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed. You will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.


Send the completed Account Application and a check to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:


- JPMorgan Funds Services; or

- The specific Fund in which you are investing.


Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-M)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.


CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-M)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES
The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation may come from sales charges, Rule 12b-1 fees and/or payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charge for the Class M Shares of the Fund and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."


To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class M Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.


CLASS M SHARES

The public offering price of Class M Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND

                          SALES
                         CHARGE        SALES
                         AS A %       CHARGE   COMMISSION
                         OF THE       AS A %    AS A % OF
AMOUNT OF              OFFERING      OF YOUR     OFFERING
PURCHASES                 PRICE   INVESTMENT        PRICE
---------------------------------------------------------
LESS THAN $1,000,000       1.50         1.52         1.20
---------------------------------------------------------
$1,000,000 OR MORE*        NONE         NONE             **


* There is no front-end sales charge for investments of $1 million or more in the Fund.


WAIVER OF THE CLASS M SALES CHARGE
No sales charge is imposed on Class M Shares of the Fund if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

To take advantage of any of these Class M sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES


The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class M Shares pay an annual Rule 12b-1 fee of 0.35% of the average daily net assets of the Fund.


Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


EXCHANGING FUND SHARES


WHAT ARE MY EXCHANGE PRIVILEGES?
Class M Shares of a Fund may be exchanged for Class M Shares of certain other JPMorgan Funds. You will need to meet any minimum investment or eligibility requirement.


All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:


- The Fund receives the request by 4:00 p.m. ET.

- You have contacted your Financial Intermediary, if necessary.


- All required documentation in proper form accompanies your exchange request.


DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange. However, you will pay a sales charge if you bought Class M Shares of a Fund that charges a sales load that is lower than the sales load of the Fund into which you want to exchange, does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the difference in the sales charge, unless you qualify for a sales charge waiver.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.


The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class M Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you select this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH only to a bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.


You may write to:


JPMorgan Funds Services

P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of the Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"


The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);


3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Income Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent twelve-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics about the Fund as of the last day of each month and ech calendar quarter are posted on the Fund's website at www.jpmorganfunds.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  INCOME FUNDS

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

                                                              / / Permitted
                                                              /X/ Not Permitted

                                                                                                                       SHORT
                                                                                                                        TERM
                                                                         RELATED TYPES OF RISK                      BOND FUND II
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of payments from           credit, interest rate, market, prepayment       /X/
specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and   credit, currency, liquidity, political          /X/
bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and        credit, currency, interest rate,                /X/
foreign banks or corporations. These securities are usually discounted   liquidity, market, political
and are rated by S&P, Moody's or another nationally recognized statistical rating organizations.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can     credit, currency, interest rate,                / /
be converted into equity securities at a future time and price.          liquidity, market, political, valuation

CORPORATE BONDS Debt securities of domestic and foreign industrial,      credit, currency, interest rate,                /X/
utitity, banking and other financial institutions.                       liquidity, market, political, valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the       credit, environmental, extension,               /X/
lender a lien on property as security for the loan payment.              interest rate, liquidity, market, natural
                                                                         event, political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as      credit, currency, extension, interest           /X/
Federal Home Loan Banks, Freddie Macs, Fannie Maes) which represent      rate, leverage, market, political,
interest in pools of mortgages, whereby the principal and interest       prepayment
paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed   currency, extension, interest rate,             /X/
securities with the promise to purchase similar securities at a later    leverage, liquidity, market, political,
date. Segregated liquid assets are used to offset leverage risk.         prepayment

PARTICIPATION INTERESTS Interests that represent a share of bank debt    credit, currency, extension, interest           /X/
or similar securities or obligations.                                    rate, liquidity, political, prepayment

PRIVATE PLACEMENTS Bonds or other investments that are sold directly     credit, interest rate, liquidity, market,       /X/
to an institutional investor.                                            valuation

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers    credit, interest rate, liquidity, market,       /X/
that invest in real estate or are secured by real estate.                natural event, prepayment, valuation

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a    credit                                          /X/
security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a         credit, leverage                                /X/
security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF SUPRANATIONAL ORGANIZATIONS      credit, currency, interest rate, market,        / /
Dollar- or non-dollar-denominated securities issued by foreign           political
governments or supranational organizations. Brady Bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange           credit, currency, interest rate,                /X/
periodic payments with a counterparty. Segregated liquid assets are      leverage, market, political, valuation
used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as          credit, interest rate, market, natural          /X/
general obligation and revenue bonds, whose interest is exempt from      event, political
federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes,      interest rate                                   /X/
and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and   credit, currency, interest rate,                /X/
foreign securities offering non-cash or delayed-cash payment. Their      liquidity, market, political, valuation
prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                        AND REWARD
MARKET CONDITIONS

-  The Fund's share price, yield, and total    -  Bonds have generally outperformed     -  Under normal circumstances the
   return will fluctuate in response to bond      money market investments over the        Fund plans to remain fully
   market movements                               long term, with less risk than           invested in bonds and other
                                                  stocks                                   fixed income securities and may
-  The value of most bonds will fall when                                                  invest uninvested cash in
   interest rates rise; the longer a bond's    -  Most bonds will rise in value when       affiliated money market funds
   maturity and the lower its credit              interest rates fall
   quality, the more its value typically                                                -  Bond investments may include
   falls                                       -  Mortgage-backed and asset-backed         U.S. and foreign corporate and
                                                  securities and direct mortgages can      government bonds,
-  Adverse market conditions may from time        offer attractive returns                 mortgage-backed and
   to time cause the Fund to take temporary                                                asset-backed securities
   defensive positions that are inconsistent                                               participation interests and
   with its principal investment strategies                                                private placements
   and may hinder the Fund from achieving
   its investment objective                                                             -  The Fund seeks to limit risk
                                                                                           and enhance total return or
-  Mortgage-backed and asset-backed                                                        yields through careful
   securities (securities representing an                                                  management, sector allocation,
   interest in, or secured by, a pool of                                                   individual securities
   mortgages or other assets such as                                                       selection, and duration
   receivables) and direct mortgages could                                                 management
   generate capital losses or periods of low
   yields if they are paid off substantially                                            -  During severe market downturns,
   earlier or later than anticipated                                                       the Fund has the option of
                                                                                           investing up to 100% of assets
                                                                                           in high quality short-term
                                                                                           instruments

                                                                                        -  The adviser monitors interest
                                                                                           rate trends, as well as
                                                                                           geographic and demographic
                                                                                           information related to
                                                                                           mortgage-backed securities and
                                                                                           mortgage prepayments

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                        AND REWARD
CREDIT QUALITY

-  The default of an issuer would leave the    -  Investment-grade bonds have a lower   -  The Fund maintains its own
   Fund with unpaid interest or principal         risk of default                          policies for balancing credit
                                                                                           quality against potential
-  Junk bonds (those rated BB, Ba or lower)    -  Junk bonds offer higher yields and       yields and gains in light of
   have a higher risk of default, tend to be      higher potential gains                   its investment goals
   less liquid, and may be more difficult to
   value                                                                                -  The adviser develops its own
                                                                                           ratings of unrated securities
                                                                                           and makes a credit quality
                                                                                           determination for unrated
                                                                                           securities

FOREIGN INVESTMENTS

-  The Fund could lose money because of        -  Foreign bonds, which represent a      -  Foreign bonds are a primary
   foreign government actions, political          major portion of the world's fixed       investment only for the Fund
   instability or lack of adequate and            income securities, offer attractive
   accurate information                           potential performance and             -  To the extent that the Fund
                                                  opportunities for diversification        invests in foreign bonds, it
-  Currency exchange rate movements could                                                  may manage the currency
   reduce gains or create losses               -  Favorable exchange rate movements        exposure of its foreign
                                                  could generate gains or reduce           investments relative to its
-  Currency and investment risks tend to be       losses                                   benchmark, and may hedge a
   higher in emerging markets; these markets                                               portion of its foreign currency
   also present higher liquidity and           -  Emerging markets can offer higher        exposure into the U.S. dollar
   valuation risks                                returns                                  from time to time (see also
                                                                                           "Derivatives"); these currency
                                                                                           management techniques may not
                                                                                           be available for certain
                                                                                           emerging markets investments

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before        -  The Fund can take advantage of        -  The Fund segregates liquid
   issue or for delayed delivery, it could        attractive transaction                   assets to offset leverage risk
   be exposed to leverage risk if it does         opportunities
   not segregate liquid assets

MANAGEMENT CHOICES

-  The Fund could underperform its benchmark   -  The Fund could outperform its         -  The adviser focuses its active
   due to its sector, securities or duration      benchmark due to these same choices      management on those areas where
   choices                                                                                 it believes its commitment to
                                                                                           research can most enhance
                                                                                           returns and manage risks in a
                                                                                           consistent way

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                        AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,       -  Hedges that correlate well with       -  The Fund uses derivatives, such
   swaps and forward foreign currency             underlying positions can reduce or       as futures, options, swaps and
   contracts(1) that are used for hedging         eliminate losses at low cost             forward foreign currency
   the portfolio or specific securities may                                                contracts for hedging, for risk
   not fully offset the underlying positions   -  The Fund could make money and            management (i.e., to adjust
   and this could result in losses to the         protect against losses if                duration or yield curve
   Fund that would not have otherwise             management's analysis proves             exposure or to establish or
   occurred                                       correct                                  adjust exposure to particular
                                                                                           securities, markets or
-  Derivatives used for risk management may    -  Derivatives that involve leverage        currencies); risk management
   not have the intended effects and may          could generate substantial gains at      may include management of a
   result in losses or missed opportunities       low cost                                 Fund's exposure relative to its
                                                                                           benchmark
-  The counterparty to a derivatives
   contract could default                                                               -  The Fund only establishes
                                                                                           hedges that they expect will be
-  Certain types of derivatives involve                                                    highly correlated with
   costs to the Fund which can reduce                                                      underlying positions
   returns
                                                                                        -  While the Fund may use
-  Derivatives that involve leverage could                                                 derivatives that incidentally
   magnify losses                                                                          involve leverage, it does not
                                                                                           use them for the specific
-  Derivatives used for non-hedging                                                        purpose of leveraging its
   purposes could cause losses that exceed                                                 portfolio
   the original investment
                                                                                        -  The Fund may use derivatives to
-  Derivatives may, for tax purposes, affect                                               increase income or gain1
   the character of gain and loss realized
   by the Fund, accelerate recognition of
   income to the Fund, affect the holding
   period of the Fund's assets and defer
   recognition of certain of the Fund's
   losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                        POLICIES TO BALANCE RISK
POTENTIAL RISKS                                POTENTIAL REWARDS                        AND REWARD
SECURITIES LENDING

-  When the Fund lends a security, there is    -  The Fund may enhance income through   -  The adviser maintains a list of
   a risk that the loaned securities may not      the investment of the collateral         approved borrowers
   be returned if the borrower or the             received from the borrower
   lending agent defaults                                                               -  The Fund receives collateral
                                                                                           equal to at least 100% of the
-  The collateral will be subject to the                                                   current value of securities
   risks of the securities in which it is                                                  loaned plus accrued interest
   invested
                                                                                        -  The lending agents indemnify
                                                                                           the Fund against borrower
                                                                                           default

                                                                                        -  The adviser's collateral
                                                                                           investment guidelines limit the
                                                                                           quality and duration of
                                                                                           collateral investment to
                                                                                           minimize losses

                                                                                        -  Upon recall, the borrower must
                                                                                           return the securities loaned
                                                                                           within the normal settlement
                                                                                           period

ILLIQUID HOLDINGS

-  The Fund could have difficulty valuing      -  These holdings may offer more         -  The Fund may not invest more
   these holdings precisely                       attractive yields or potential           than 15% of net assets in
                                                  growth than comparable widely            illiquid holdings
-  The Fund could be unable to sell these         traded securities
   holdings at the time or price desired                                                -  To maintain adequate liquidity
                                                                                           to meet redemptions, the Fund
                                                                                           may hold investment-grade
                                                                                           short-term securities
                                                                                           (including repurchase
                                                                                           agreements) and, for temporary
                                                                                           or extraordinary purposes, may
                                                                                           borrow from banks up to 33 1/3%
                                                                                           of the value of its total
                                                                                           assets or draw on a line of
                                                                                           credit

SHORT-TERM TRADING

-  Increased trading would raise the Fund's    -  The Fund could realize gains in a     -  The Fund may use short-term
   transaction costs                              short period of time                     trading to take advantage of
                                                                                           attractive or unexpected
-  Increased short-term capital gains          -  The Fund could protect against           opportunities or to meet
   distributions would raise shareholders'        losses if a bond is overvalued and       demands generated by
   income tax liability                           its value later falls                    shareholder activity

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

CLASS M SHARES



                                                            PER SHARE OPERATING PERFORMANCE:
                               --------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:            LESS DISTRIBUTIONS:
                                          ------------------------------------  -------------------------------------
                                                         NET GAINS
                                                       (LOSSES) ON
                               NET ASSET         NET    SECURITIES               DIVIDENDS
                                  VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                               BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  TAX RETURN
                               OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME          GAINS  OF CAPITAL
SHORT TERM BOND FUND II

Year Ended 8/31/04             $   10.23        0.18^        (0.02)       0.16        0.18             --          --+
Year Ended 8/31/03             $   10.33        0.21^        (0.04)       0.17        0.22           0.05          --+
11/1/01 Through 8/31/02^^      $   10.37        0.23          0.06        0.29        0.22           0.11          --
Year Ended 10/31/01            $    9.89        0.35^         0.58        0.93        0.45             --          --
Year Ended 10/31/00            $    9.94        0.54         (0.05)       0.49        0.54             --          --
7/1/99** Through 10/31/99      $    9.98        0.16         (0.04)       0.12        0.16             --          --



(1)  Total return figures do not include the effect of any front-end sales load.
^^   The fund changed its fiscal year end from October 31 to August 31.
 ^   Calculated based upon average shares outstanding.
**   Commencement of offering Class of Shares.

                                   PER SHARE OPERATING PERFORMANCE:
                             -----------------------------------------
                                  LESS
                             DISTRIBUTIONS:
                             --------------
                                              NET ASSET
                                      TOTAL  VALUE, END      TOTAL
                              DISTRIBUTIONS   OF PERIOD     RETURN (1)(b)
SHORT TERM BOND FUND II

Year Ended 8/31/04                     0.18  $    10.21       1.58%
Year Ended 8/31/03                     0.27  $    10.23       1.64%
11/1/01 Through 8/31/02^^              0.33  $    10.33       2.92%
Year Ended 10/31/01                    0.45  $    10.37       9.63%
Year Ended 10/31/00                    0.54  $     9.89       5.04%
7/1/99** Through 10/31/99              0.16  $     9.94       1.26%



                                                              RATIOS/SUPPLEMENTAL DATA:
                              -----------------------------------------------------------------------------------------
                                                            RATIOS TO AVERAGE NET ASSETS: #
                                            ----------------------------------------------------------------
                                                                                              NET INVESTMENT
                              NET ASSETS,                    NET              EXPENSES         INCOME (LOSS)
                                   END OF             INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                   PERIOD        NET      INCOME        REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                               (MILLIONS)   EXPENSES      (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS       RATE (b)
SHORT TERM BOND FUND II

Year Ended 8/31/04            $       643       1.00%       1.75%                 1.04%                 1.71%       253%
Year Ended 8/31/03            $     1,168       1.00%       2.07%                 1.04%                 2.03%       319%
11/1/01 Through 8/31/02^^     $     1,127       1.00%       2.41%                 1.03%                 2.38%       192%
Year Ended 10/31/01           $       689       1.00%       3.45%                 1.11%                 3.34%       315%
Year Ended 10/31/00           $        13       0.99%       5.51%                 1.73%                 4.77%       139%
7/1/99** Through 10/31/99     $         3       0.97%       4.72%                 1.41%                 4.28%       302%



 +   Rounds to less than .005 per share amount.
(b)  Not annualized for periods less than one year.
 #   Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:


JPMORGAN FUNDS SERVICES

P.O. BOX 8528
BOSTON, MA 02266-8528


If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No. 811-5151.


(C) JPMorgan Chase & Co. All Rights Reserved. February 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

                              JPMORGAN INCOME FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 19, 2005


                           JPMORGAN TRUST I ("JPMTI")


                        JPMorgan Bond Fund ("Bond Fund")
       JPMorgan Emerging Markets Debt Fund ("Emerging Markets Debt Fund")
             JPMorgan Enhanced Income Fund ("Enhanced Income Fund")
     JPMorgan Global Strategic Income Fund ("Global Strategic Income Fund")
             JPMorgan Short Term Bond Fund ("Short Term Bond Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")

          JPMorgan Short Term Bond Fund II ("Short Term Bond Fund II")

                 (each a "Fund," and collectively, the "Funds")

     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 19, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated August 31, 2004 included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

     For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528

                                 1-800-480-4111

                                                                     SAI-INC-205

                                TABLE OF CONTENTS

GENERAL                                                       1
INVESTMENT STRATEGIES AND POLICIES                            3
INVESTMENT RESTRICTIONS                                       23
TRUSTEES                                                      26
OFFICERS                                                      32
CODES OF ETHICS                                               33
PROXY VOTING PROCEDURES AND GUIDELINES                        34
PORTFOLIO HOLDINGS DISCLOSURE                                 35
INVESTMENT ADVISER                                            36
ADMINISTRATOR                                                 39
DISTRIBUTOR                                                   41
DISTRIBUTION PLAN                                             41
CUSTODIAN                                                     44
TRANSFER AGENT                                                44
SHAREHOLDER SERVICING                                         44
EXPENSES                                                      47
FINANCIAL INTERMEDIARIES                                      47
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                 48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 48
PURCHASES, REDEMPTIONS AND EXCHANGES                          49
DIVIDENDS AND DISTRIBUTIONS                                   51
NET ASSET VALUE                                               52
PORTFOLIO TRANSACTIONS                                        52
DELAWARE TRUST                                                55
MASSACHUSETTS TRUST                                           56
DESCRIPTION OF SHARES                                         57
DISTRIBUTIONS AND TAX MATTERS                                 59
ADDITIONAL INFORMATION                                        64
FINANCIAL STATEMENTS                                          72

                                     GENERAL

THE TRUSTS AND THE FUNDS

     The Funds (other than the JPMorgan Short Term Bond Fund II) are series of JPMorgan Trust I ("JPMTI"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. Each Fund (other than the JPMorgan Short Term Bond Fund II) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series ("JPMMFS") on February 18, 2005.

     The JPMorgan Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group ("JPMMFG"), an open-end, management investment company, formed on May 11, 1987 as a Massachusetts business trust.

     The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                           J.P. MORGAN FUNDS ("JPMF")
                       JPMorgan Emerging Markets Debt Fund

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                               JPMorgan Bond Fund
                      JPMorgan Global Strategic Income Fund
                          JPMorgan Short Term Bond Fund

                       J.P. MORGAN SERIES TRUST ("JPMST")
                          JPMorgan Enhanced Income Fund

     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than Short Term Bond Fund II) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

     JPMF. Prior to February 19, 2005, the Bond, Global Strategic Income and Short Term Bond Funds were each series of JPMIF, an open-end, management investment company, formed on November 4, 1992, as a Massachusetts business trust.

     JPMIF. Prior to February 19, 2005, the Emerging Markets Debt Fund was a series of JPMF, an open-end, management investment company, formed on November 4, 1992 as a Massachusetts business trust.

     JPMST. Prior to February 19, 2005, the Enhanced Income Fund was a series of JPMST, an open-end, management investment company, formed on August 15, 1996, as a Massachusetts business trust.

     Prior to September 10, 2001, the Bond, Global Strategic Income, Short Term Bond and Emerging Markets Debt Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio" and collectively, the "Portfolios"), corresponding open-end management investment companies having the same investment objective as each Fund. The Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

     After the close of business on February 18, 2005, the JPMorgan Global Strategic Income Fund acquired all of the assets and liabilities of JPMorgan Strategic Income Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMF, on behalf of JPMorgan Global Strategic Income Fund, and JPMMFG, on behalf of JPMorgan Strategic Income Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of JPMTI, the Board of Trustees of JPMMFS, the Board of Trustees of JPMMFG, and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the "Board of Trustees." JPMTI and JPMMFG are referred to together in this SAI as the "Trusts."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

     Bond Fund                          Select Class, Institutional Class, Class A, Class B, Class C and Ultra
     Global Strategic Income Fund       Select Class, Institutional Class, Class M, Class A, Class B and Class C
     Short Term Bond Fund               Select Class, Institutional Class and Class A
     Emerging Markets Debt Fund         Select Class
     Enhanced Income Fund               Select Class, Institutional Class and Class A
     Short Term Bond Fund II            Select Class, Class M and Class A

     Currently, each Fund offers the following classes of shares:



     Bond Fund                          Select Class, Institutional Class, Class A, Class B, Class C and Ultra
     Global Strategic Income Fund       Select Class, Institutional Class, Class M, Class A, Class B and Class C
     Short Term Bond Fund               Select Class, Institutional Class and Class A
     Emerging Markets Debt Fund         Select Class
     Enhanced Income Fund               Select Class, Institutional Class and Class A
     Short Term Bond Fund II            Select Class, Class M and Class A

     The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

     Effective May 1, 2003, JPMMFG was renamed with the approval of the Boards of Trustees of JPMMFG:


 NEW NAME                                                FORMER NAME
 J.P. Morgan Mutual Fund Group                           Mutual Fund Group


     Effective February 19, 2005, the following Predecessor Fund were renamed with the approval of the Board of Trustees of JPMF:


 NEW NAME                                                FORMER NAME
 JPMorgan Emerging Markets Debt Fund                     JPMorgan Fleming Emerging Markets Debt Fund


MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     In addition to the Funds (other than the Short Term Bond Fund II), JPMTI consists of other series representing separate investment funds. The series of JPMTI not covered in this SAI are covered by separate Statements of Additional Information.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

     Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers to the extent consistent with their investment objectives and policies.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATE BONDS. Each Fund may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

     MORTGAGE-BACKED SECURITIES. The Funds, except Emerging Markets Debt Fund, may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie

Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. Each Fund, except the Emerging Markets Debt Fund, may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds, except Emerging Markets Debt Fund, may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.

     MORTGAGES (DIRECTLY HELD). Each Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

     The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

     STRUCTURED PRODUCTS. Global Strategic Income Fund and Short Term Bond Fund II may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

     FLOATING RATE AND VARIABLE SECURITIES. Each Fund may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Each Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

     Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States. The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal

Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II, subject to applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Fixed Income Securities."

     SUPRANATIONAL OBLIGATIONS. All of the Funds, except the Short Term Bond Fund II, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                             TAX EXEMPT OBLIGATIONS

     The Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations, which may be purchased by the Funds, appears below. See "Diversification and Quality Requirements."

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

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     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

     PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the Net Asset Value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

     PUTS. The Bond Fund, the Global Strategic Income Fund, the Short Term Bond Fund and the Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with a Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

     Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

     The Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the

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Funds, if deemed necessary based upon the advice of counsel, will apply to the
SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

     Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Funds' policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Funds' general policies to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer, which in the judgment of the Adviser, become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

     Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Funds with the result that, while the put is outstanding, a Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Funds.

                               FOREIGN INVESTMENTS

     Each Fund may invest in securities of foreign issuers subject to the following limitations: for purposes of such Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Emerging Markets Debt Fund and Global Strategic Income Fund make substantial investments in foreign securities. Neither the Bond Fund, the Short Term Bond Fund nor the Enhanced Income Fund expects to invest more than 25% of their respective total assets, at the time of purchase, in securities of foreign issuers. Investments made in any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

     Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less

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government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Since any investments made in foreign securities by Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Fund or Enhanced Income Fund may involve foreign currencies, the value of such Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. These Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage a Fund's currency exposure. Short Term Bond Fund and Bond Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Typically, Short Term Bond Fund and Bond Fund hedge its non-dollar investments back to the U.S. dollars. See "Foreign Currency Exchange Transactions" below.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds with exposure to foreign currencies may from time to time enter into foreign currency exchange transactions. A Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Fund that can invest in foreign securities, to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN FIXED INCOME SECURITIES. Each Fund, with the exception of Short Term Bond Fund II, may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

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     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     BRADY BONDS. Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Fund, with the exception of Short Term Bond Fund II, may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                          INVESTING IN EMERGING MARKETS

     Global Strategic Income Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Short Term Bond Fund II, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     The Funds, which may make emerging market investments, may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

     RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital

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from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

                             ADDITIONAL INVESTMENTS

     CONVERTIBLE SECURITIES. The Bond, Global Strategic Income, Short Term Bond and Emerging Markets Debt Funds may invest in convertible securities of domestic and, foreign issuers subject to a Fund's investment restrictions, objective and strategy, foreign issuers. The Funds will dispose of equity shares held as a result of conversion of convertible securities. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Bond, Global Strategic Income, Short Term Bond, Enhanced Income, and Emerging Markets Debt Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. The Funds may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

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     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. The Short Term Bond
Fund II will generally not invest in securities of other investment companies, with the exception of shares of money market funds. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the

1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     Each Fund, with the exception of Emerging Markets Debt Fund, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     Although Emerging Markets Debt Fund are not limited by the diversification requirements of the 1940 Act, all Funds including the Emerging Markets Debt Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters". To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Bond and Short Term Bond Funds may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. government. Consequently, a Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company, which invests in voting securities. See "Investment Restrictions."

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by each Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining a Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     At the time the Bond and Short Term Bond Funds invest in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by a Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

     The Emerging Markets Debt Fund may invest in securities that are speculative to a high degree and in default. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this SAI, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Emerging Markets Debt and Global Strategic Income Funds may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Funds may invest.

     There can be no assurance that the Adviser will be successful in limiting Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

     Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of Global Strategic Income and Emerging Markets Debt Funds' investments in high yield securities and to value accurately these assets. In addition, Emerging Markets Debt and Global Strategic Income Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

                        OPTIONS AND FUTURES TRANSACTIONS

     The Funds may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index. Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Short Term Bond Fund II may also use futures and options to seek to enhance portfolio performance.

     Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund's Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of a Fund.

                                     OPTIONS

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDEXES. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which a Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index. For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                                FUTURES CONTRACTS

     The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund. Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell [options and] [VERIFY] futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

     Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The

Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                              FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                                   8/31/03                  8/31/04
                                           --------------------------------------------------
     Bond Fund                                      679%                     571%
     Enhanced Income                                328%                     156%
     Global Strategic Income Fund                   248%                     152%
     Short Term Bond Fund                           386%                     261%
     Short Term Bond Fund II                        319%                     253%
     Emerging Markets Debt Fund                     157%                     166%


     With the exceptions of the Emerging Markets Debt Fund, portfolio turnover is attributable primarily to the Funds' investments in mortgages and relative value trades that were executed due to market volatility. With respect to the Emerging Markets Debt Fund, portfolio turnover is a result of that Fund's relative value trades due to volatility in the emerging markets sector.

                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trusts with respect to the applicable Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     The investment policies of the Funds (including their investment objectives), with the exception of Short Term Bond Fund II, are not fundamental, except as designated in the Prospectuses or herein. The investment objective of the Short Term Bond Fund II is fundamental but its investment policies are non-fundamental. Shareholders of the Short Term Bond Fund II must be given at least 30 days' prior written notice of any change in the Fund's investment objectives.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

(1) The Enhanced Income, Bond, Global Strategic Income and Short Term Bond Funds may not make any investment inconsistent with each Fund's classification as a diversified investment company under the 1940 Act;

(2) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     (b) The Short Term Bond Fund II may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     (b) The Short Term Bond Fund II may not issue any senior security (as defined in the 1940 Act) except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted by applicable law;

     (b) The Short Term Bond Fund II may not borrow money except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of the total assets of the Fund must be repaid before the Fund may make additional investments;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

     (b) The Short Term Bond Fund II may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8) The Short Term Bond Fund II may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(9) (a) The Emerging Markets Debt Fund, Bond Fund, Global Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law; and

     (b) The Short Term Bond Fund II may not make loans, except that the Fund may:

          (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;

          (ii) enter into repurchase agreements with respect to portfolio securities; and

          (iii) lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Short Term Bond Fund II may seek to achieve its investment objectives by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

     For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry". Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry". Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

(iv)   May not purchase or sell interests in oil, gas or mineral leases;

(v) The Short Term Bond Fund II may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

(vi) The Short Term Bond Fund II may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(vii) Except as specified above, the Short Term Bond Fund II may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

(viii) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(ix) Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund and Short Term Bond Fund II all have an 80% investment policy which may be changed by the Fund's Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

     For the purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     In order to permit the sale of its shares in certain foreign countries, the Global Strategic Income Fund and the Short Term Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Global Strategic Income Fund or the Short Term Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Global Strategic Income Fund and Short Term Bond Fund II will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund's total assets,
(ii) invest more than 10% of such Fund's total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund's net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either
(a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES

     The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts (whichever was earliest), the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                              NUMBER OF PORTFOLIOS
 NAME (YEAR OF BIRTH);                                           IN FUND COMPLEX
    POSITIONS WITH              PRINCIPAL OCCUPATIONS DURING        OVERSEEN BY        OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)                   PAST 5 YEARS                  TRUSTEE(1)          OUTSIDE FUND COMPLEX
 ---------------------          ----------------------------  -----------------------  ------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG            Retired; Vice President &               110            None.
(1941); Trustee of Trusts       Treasurer of Ingersoll-Rand
since 1987; Trustee of          Company (manufacturer of
Predecessor Funds since 1987.   industrial equipment)
                                (1972-2000).

                                                              NUMBER OF PORTFOLIOS
 NAME (YEAR OF BIRTH);                                           IN FUND COMPLEX
    POSITIONS WITH              PRINCIPAL OCCUPATIONS DURING        OVERSEEN BY        OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)                   PAST 5 YEARS                  TRUSTEE(1)          OUTSIDE FUND COMPLEX
 ---------------------          ----------------------------  -----------------------  ------------------------
ROLAND R. EPPLEY, JR.           Retired; President & Chief              110            Director, Janel Hydro, Inc.
(1932); Trustee of Trusts       Executive Officer, Eastern                             (automotive) (1993-present).
since 1989; Trustee of          States Bankcard (1971-1988).
Predecessor Funds since 1989.

JOHN F. FINN                    President and Chief                     110            Director, Cardinal Health, Inc
(1947); Trustee of Trusts       Executive Officer of                                   (CAH) (1994-present).
since 2005.                     Gardner, Inc. (wholesale
                                distributor to outdoor power
                                equipment industry)
                                (1979-present).

DR. MATTHEW GOLDSTEIN           Chancellor of the City                  110            Trustee of Bronx-Lebanon Hospital
(1941); Trustee of Trusts       University of New York                                 Center (1992-present); Director
since 2003; Trustee of          (1999-present); President,                             of New Plan Excel Realty Trust,
Predecessor Funds since 2003.   Adelphi University (New                                Inc. (real estate investment
                                York) (1998-1999).                                     trust) (2000-present); Director
                                                                                       of Lincoln Center Institute for
                                                                                       the Arts in Education
                                                                                       (1999-present).

ROBERT J. HIGGINS               Retired; Director of                    110            Director of Providian Financial
(1945); Trustee of Trusts       Administration of the State                            Corp. (banking) (2002-present).
since 2002; Trustee of          of Rhode Island (2003-2004);
Predecessor Funds since 2002.   President - Consumer Banking
                                and Investment Services,
                                Fleet Boston Financial
                                (1971-2001).

PETER C. MARSHALL               Self-employed business                  110            None.
(1942); Trustee of Trusts       consultant (2002-present);
since 2005.                     Senior Vice President, W.D.
                                Hoard, Inc. (corporate
                                parent of DCI Marketing,
                                Inc.) (2000-2002);
                                President, DCI Marketing,
                                Inc. (1992-2000).

MARILYN MCCOY                   Vice President of                       110            Director, Mather LifeWays
(1948); Trustee of Trusts       Administration and Planning,                           (1994-present); Director,
since 2005.                     Northwestern University                                Carleton College (2003-present).
                                (1985-present).

WILLIAM G. MORTON, JR.          Retired; Chairman Emeritus              110            Director of Radio Shack
(1937); Trustee of Trusts       (2001-2002), and Chairman                              Corporation (electronics)
since 2003; Trustee of          and Chief Executive Officer,                           (1987-present); Director of The
Predecessor Funds since 2003.   Boston Stock Exchange (1985-                           National Football Foundation and
                                2001).                                                 College Hall of Fame
                                                                                       (1994-present); Trustee of the
                                                                                       Berklee College of Music
                                                                                       (1998-present); Trustee of the
                                                                                       Stratton Mountain School
                                                                                       (2001-present).

ROBERT A. ODEN, JR. (1946);     President, Carleton College             110            Director, American University in
Trustee of Trusts since 2005.   (2002-present); President,                             Cairo.
                                Kenyon College (1995-2002).

                                                              NUMBER OF PORTFOLIOS
 NAME (YEAR OF BIRTH);                                           IN FUND COMPLEX
    POSITIONS WITH              PRINCIPAL OCCUPATIONS DURING        OVERSEEN BY        OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)                   PAST 5 YEARS                  TRUSTEE(1)          OUTSIDE FUND COMPLEX
 ---------------------          ----------------------------  -----------------------  ------------------------
FERGUS REID, III                Chairman of Lumelite                    110            Trustee of Morgan Stanley Funds
(1932); Trustee of Trusts       Corporation (plastics                                  (209 portfolios) (1995-present).
(Chairman) since 1987;          manufacturing)
Trustee (Chairman) of           (2003-present); Chairman and
Predecessor Funds since 1987.   CEO of Lumelite Corporation
                                (1985-2002).

FREDERICK W. RUEBECK            Advisor, Jerome P. Green &              110            Director, AMS Group
(1939); Trustee of Trusts       Associates, LLC                                        (2001-present); Director, Wabash
since 2005.                     (broker-dealer)                                        College (1988-present); Trustee,
                                (2002-present); Investment                             Seabury-Western Theological Seminary
                                Officer, Wabash College                                (1993-present); Chairman,
                                (2004-present);                                        Indianapolis Symphony Orchestra
                                self-employed consultant                               Foundation (1994-present).
                                (January 2000 to present);
                                Director of Investments,
                                Eli Lilly and Company
                                (1988-1999).

JAMES J. SCHONBACHLER (1943);   Retired; Managing Director              110            None.
Trustee of Trusts since 2001;   of Bankers Trust Company
Trustee of Predecessor Funds    (financial services)
since 2001.                     (1968-1998).

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.*       Retired; Chief Executive                110            None.
(1935); Trustee of Trusts       Officer of Chase Mutual
since 1998; Trustee of          Funds (investment company)
Predecessor Funds since 1998.   (1989-1998); President &
                                Chief Executive Officer of
                                Vista Capital Management
                                (investment management)
                                (1990-1998); Chief
                                Investment Executive of
                                Chase Manhattan Private Bank
                                (investment management)
                                (1990-1998).


(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the current retirement policy of the Trusts, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

STANDING COMMITTEES

     The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2004.

     The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on two occasions during the fiscal year ended August 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended August 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

     Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended August 31, 2004.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1) :

                                                    OWNERSHIP OF         OWNERSHIP OF         OWNERSHIP OF
                                    OWNERSHIP          ENHANCE             EMERGING              GLOBAL
NAME OF TRUSTEE                      OF BOND           INCOME               MARKETS             STRATEGIC
INDEPENDENT TRUSTEES                  FUND              FUND               DEBT FUND           INCOME FUND
------------------------------- ----------------- ------------------ --------------------- -------------------
William J. Armstrong                  None              None                 None                 None
Roland R. Eppley, Jr.                 None              None                 None                 None
John F. Finn                          None              None                 None                 None
Dr. Matthew Goldstein                 None              None                 None                 None
Robert J. Higgins                     None              None                 None                 None
Peter C. Marshall                     None              None                 None                 None
Marilyn McCoy                         None              None                 None                 None
William G. Morton, Jr.                None              None                 None                 None
Robert A. Oden, Jr.                   None              None                 None                 None
Fergus Reid, III                      None              None                 None                 None
Frederick W. Ruebeck                  None              None                 None                 None
James J. Schonbachler                 None              None                 None          $10,001 - $50,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None              None                 None                 None


                                    OWNERSHIP                                  AGGREGATE OWNERSHIP OF ALL
                                    OF SHORT                                 REGISTERED INVESTMENT COMPANIES
                                      SHORT           OWNERSHIP OF                     OVERSEEN BY
NAME OF TRUSTEE                       TERM             SHORT TERM                 FAMILY OF INVESTMENT
INDEPENDENT TRUSTEES                BOND FUND         BOND FUND II                   COMPANIES(1)(2)
------------------------------- ----------------- --------------------- ------------------------------------------
William J. Armstrong             Over $100,000     $50,001 - $100,000                 Over $100,000
Roland R. Eppley, Jr.                 None                None                        Over $100,000
John F. Finn                          None                None                        Over $100,000
Dr. Matthew Goldstein                 None                None                     $50,001 - $100,000
Robert J. Higgins                     None                None                            None
Peter C. Marshall                     None                None                        Over $100,000
Marilyn McCoy                         None                None                        Over $100,000
William G. Morton, Jr.                None                None                            None
Robert A. Oden, Jr.                   None                None                        Over $100,000
Fergus Reid, III                      None                None                        Over $100,000
Frederick W. Ruebeck                  None                None                        Over $100,000
James J. Schonbachler                 None                None                     $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.              None                None                        Over $100,000


(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of 16 registered investment companies, including the former One Group Mutual Funds (now known as JPMorgan Trust II) (51 portfolios), One Group Investment Trust (nine portfolios), and 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). (2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

     Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                                       BOND          ENHANCED INCOME  EMERGING MARKETS  GLOBAL STRATEGIC
NAME OF TRUSTEE                        FUND            INCOME FUND       DEBT FUND        INCOME FUND
---------------                        ----            -----------       ---------        -----------
INDEPENDENT TRUSTEES
William J. Armstrong                 $ 1,377                $ 526             $ 60             $ 76
Roland R. Eppley, Jr.                  1,033                  395               45               57
John F. Finn                               0                    0                0                0
Dr. Matthew Goldstein                  1,033                  395               45               57
Robert J. Higgins                      1,033                  395               45               57
Peter C. Marshall                          0                    0                0                0
Marilyn McCoy                              0                    0                0                0
William G. Morton, Jr.                 1,033                  395               45               57
Robert A. Oden, Jr.                        0                    0                0                0
Fergus Reid, III                       2,151                  822               93              119
Frederick W. Ruebeck                       0                    0                0                0
James J. Schonbachler                  1,033                  395               45               57
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  99                   35                4                3


                                                                           TOTAL COMPENSATION
                                    SHORT TERM          SHORT TERM          PAID FROM "FUND
NAME OF TRUSTEE                     BOND FUND          BOND FUND II           COMPLEX"(1)
---------------                     ---------          ------------           -----------
INDEPENDENT TRUSTEES
William J. Armstrong                 $ 1,178              $ 1,978               $ 160,000
Roland R. Eppley, Jr.                    884                1,484                 120,000
John F. Finn                               0                    0                       0
Dr. Matthew Goldstein                    884                1,484                 120,000
Robert J. Higgins                        884                1,484                 120,000
Peter C. Marshall                          0                    0                       0
Marilyn McCoy                              0                    0                       0
William G. Morton, Jr.                   884                1,484                 120,000
Robert A. Oden, Jr.                        0                    0                       0
Fergus Reid, III                       1,841                3,091                 250,000
Frederick W. Ruebeck                       0                    0                       0
James J. Schonbachler                    884                1,484                 120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  86                  132                 160,000^

^   Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

          Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

     The Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.


      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
        -----------------                                            -------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds.
President (2001)                    An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a
                                    Japanese mutual fund company, which was a joint venture between J.P. Morgan and
                                    Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
        -----------------                                            -------------------
                                    advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)**      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                    President and Treasurer, One Group Administrative Services, Inc. (now known as
                                    JPMorgan Funds Management, Inc.), and Vice President and Treasurer, One Group Dealer
                                    Services, Inc. (now known as JPMorgan Distribution Services, Inc.)

Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in 2001,
Administrative Officer (2004)       Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                    service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services (now known as
Treasurer (2004)**                  JPMorgan Funds Management, Inc.), since 2004; Ms. Dorsey worked for Bank One Corporation
                                    (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining Bank One
                                    Corporation, she was a Senior Manager specializing in Financial Services audits at
                                    PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Secretary (2005)                    (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                    attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General
Assistant Secretary (2004)**        Counsel and Associate General Counsel and Vice President, Gartmore Global
                                    Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JP Morgan Chase &
Assistant Secretary (2004)**        Co.) since 1990.

Nancy E. Fields (1949),             From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)**        Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.) and Senior
                                    Project Manager, Mutual Funds, One Group Dealer Services, Inc. (now known as JPMorgan
                                    Distribution Services, Inc.) From July 1999 to October 1999, Project Manager, One Group,
                                    Banc One Investment Advisors Corporation (now known as JPMorgan Investment Advisors, Inc.).

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second President
Vice Assistant Secretary (2004)     and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.  During
Assistant Treasurer (2005)          the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                    Administration at Prudential Investments.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                          PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                            DURING PAST 5 YEARS
        -----------------                                            -------------------
Stephen M. Ungerman (1953), Chief   Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Compliance Officer (2004)           Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in
                                    Prudential Financial's asset management business, including Associate General
                                    Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.


     As of January 31, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

     The Trusts, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

        - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

        - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

        - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

        - JPMIM votes against proposals for a super-majority vote to approve a merger.

        - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

        - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

        - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

     In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


   Vickers Stock Research Corp.                              Quarterly     30 days after month end
   MorningStar Inc.                                          Monthly       30 days after month end
   Lipper, Inc.                                              Monthly       30 days after month end
   Thomson Financial                                         Monthly       30 days after month end
   Bloomberg LP                                              Monthly       30 days after month end
   Investment Company Institute                              Monthly       30 days after month end
   Sisters of Saint Joseph of Peace                          Quarterly     30 days after month end


     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-

CSR. The Trusts' Form N-CSRs and Form N-Qs will be available on the
Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

     The Funds also include information concerning the Funds' top ten holdings, and other related information, including statistical information about various financial characteristics of the Fund, in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements") between the Trusts, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("J.P. Morgan Chase Bank") serves as trustee.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and the distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to JPMorgan Trust I, reflecting (i) new funds, including the

Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005,
(iii) new advisory fees for certain Predecessor Funds, and/or (iv) the contingent removal of funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of a Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable. At the same meeting, the Board of Trustees approved amendments for the Investment Advisory Agreement for J.P. Morgan Fleming Mutual Fund Group reflecting the removal of the Predecessor Funds from this agreement effective upon the closing of the reorganization or reorganization and redomiciliation of the Predecessor Funds.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Short Term Bond Fund II. On September 1, 2003, JPMFAM
(USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     Prior to February 28, 2001, The Chase Manhattan Bank, a predecessor of J.P. Morgan Chase Bank, was the investment adviser to the Short Term Bond Fund II. Chase Fleming Asset Management (USA) Inc. served as sub-adviser to the Short Term Bond Fund II.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by the Adviser, under the Advisory Agreements, the Trusts, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

     The table below sets forth the investment advisory fees paid to or accrued by JPMFAM (USA), Chase, or JPMIM (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                                                         FISCAL PERIOD FROM
                                 FISCAL YEAR ENDED        11/1/01 THROUGH        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                      10/31/01               8/31/02*                8/31/03                 8/31/04
                                 PAID/                   PAID/                  PAID/                  PAID/
FUND                            ACCRUED      WAIVED     ACCRUED     WAIVED     ACCRUED      WAIVED     ACCRUED     WAIVED
Short Term Bond Fund II               776          86      2,284           -       3,818           -       3,627         -

*The Funds changed their fiscal year-end from 10/31 to 8/31.

     The table below sets forth the amounts paid to or accrued by JPMIM, (for the portfolios corresponding to the Funds through 9/9/01 and the Funds from 9/10/01 through 8/31/04) and the amounts waived in parentheses for the fiscal periods indicated (amounts in thousands):


                                    FISCAL YEAR     FISCAL PERIOD FROM
                                       ENDED         11/1/01 THROUGH         FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                     10/31/01*           8/31/02*                 8/31/03                   8/31/04
                                                    PAID/                    PAID/                     PAID/
FUND                                               ACCRUED      WAIVED      ACCRUED      WAIVED       ACCRUED      WAIVED
Bond Fund                                $ 4,413     $ 4,315      $   -      $ 4,554       $   -       $ 3,070       $   -
Enhanced Income ***                            -           -          -          914        (399)          946        (400)
Global Strategic Income Fund                 652         538       (264)         586        (327)          312        (199)
Short Term Bond Fund                       1,126       1,474         68        2,218         (29)        2,122        (255)


                                                        FISCAL PERIOD FROM
                                  FISCAL YEAR ENDED        8/1/02 THROUGH        FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                       7/31/02               8/31/02~**               8/31/03                8/31/04
                                  PAID/                   PAID/                  PAID/                  PAID/
FUND                             ACCRUED      WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED      WAIVED
Emerging Markets Debt Fund         $ 229       $ (79)       $ 22       $ (2)      $ 412       $ (2)      $ 323       $ (44)

~The fees were paid by the U.S. Fixed Income Portfolio, the Global Strategic Income Portfolio, the Short Term Bond Portfolio and the Emerging Markets Debt Portfolio, respectively, prior to the despoking of the Master Feeder structure on 9/9/01.

*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund changed its fiscal year-end from 7/31 to 8/31.
*** The Fund's inception date is 11/31/01.

     The Advisory Agreements provide that they will continue in effect beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. Each Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trusts.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

     The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to an Advisory Agreement or their affiliates, has approved the Advisory Agreements for the Trusts, on behalf of the Funds.

     As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

     In approving each Advisory Agreements, the Board of Trustees considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

     The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

     In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between each Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets.. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Complex including the series of the former One Group Mutual Funds.

     From September 10, 2001 to February 19, 2005, pursuant to the administration agreements, effective September 10, 2001, between JPMMFG and the Predecessor Trusts, as the case may be, on behalf of the Short Term Bond Fund II and the Predecessor Funds, respectively, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Short Term Bond Fund II and the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from the Short Term Bond Fund II and the Predecessor Funds a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to the Short Term Bond Fund II and the Predecessor Funds. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the sub-administrator for the Short Term Bond Fund II and the Predecessor Funds.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).


                                                         FISCAL PERIOD FROM
                                  FISCAL YEAR ENDED        11/1/01 THROUGH        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                       10/31/01                8/31/02*                8/31/03                 8/31/04
                                  PAID/                   PAID/                   PAID/                   PAID/
FUND                             ACCRUED      WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED
----
Bond Fund                           $ 598     $ (215)     $ 2,158   $ (1,158)     $ 2,277   $ (1,553)     $ 1,535   $ (1,150)
U.S. Fixed Income Portfolio           351          -            -          -            -          -            -          -
Enhanced Income Fund**                                        192       (192)         548       (548)         568       (568)
Global Strategic Income Fund           65        (21)         179        (87)         195        (62)         104       (101)
Global Strategic Income
Portfolio                              35          -            -          -            -          -            -          -

                                                         FISCAL PERIOD FROM
                                  FISCAL YEAR ENDED        11/1/01 THROUGH        FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                       10/31/01                8/31/02*                8/31/03                 8/31/04
                                  PAID/                   PAID/                   PAID/                   PAID/
FUND                             ACCRUED      WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED     ACCRUED      WAIVED
----
Short Term Bond Fund                  244       (106)         884       (740)       1,331     (1,298)       1,273     (1,011)
Short Term Bond Portfolio             107          -            -          -            -          -            -          -
Short Term Bond Fund II               374        (60)       1,371       (259)       2,291       (549)       2,176       (597)

*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.

                                                              FISCAL PERIOD
                                     FISCAL YEAR ENDED        8/1/02 THROUGH       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                          7/31/02                8/31/02*               8/31/03                8/31/04
                                     PAID/                   PAID/                  PAID/                  PAID/
FUND                                ACCRUED     WAIVED      ACCRUED    WAIVED      ACCRUED    WAIVED      ACCRUED    WAIVED
----
Emerging Market Debt Fund             $ 50         $ -        $ 5        $  -       $ 88      $ (31)       $ 69      $ (41)
The Series Portfolio                     -           -          -           -          -          -           -          -

*The Fund changed its fiscal year-end from 7/31 to 8/31.

     Prior to September 10, 2001 and pursuant to a distribution and sub-administration agreement with JPMMFG, on behalf of the Short Term Bond Fund II, a predecessor distributor to served as that Fund's sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of the Short Term Bond Fund II. The table below sets forth the fees paid or accrued for the fiscal periods indicated (amounts in thousands).


                                       FISCAL PERIOD FROM
                                     11/1/00 THROUGH 9/9/01
                                       PAID /
FUND                                  ACCRUED       WAIVED
----
Short Term Bond Fund II                    92          (75)

                                   DISTRIBUTOR

     Effective February 19,2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trusts' distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Short Term Bond Fund II and the Predecessor Funds.

                                DISTRIBUTION PLAN

     Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B, Class C and Class M Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets, Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets, Global Strategic Income Fund Class M Shares pay a Distribution Fee of up to 0.50% of average daily net assets, and Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B, Class C and Class M Shares of the Funds of up to 4.00%, 1.00% and 3.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. For the Global Strategic Income Fund, such compensation to broker-dealers is in an amount not to exceed 0.50% annualized of the average daily net asset value of the Class M Shares maintained by such broker-dealers' customers. For the Short Term Bond Fund II, such trail or maintenance commissions are in an amount not to exceed 0.30% annualized of the average daily net asset value of the Class M Shares maintained by such broker-dealers' customers up to $1 billion and 0.35% of the daily net asset value excess of $1 billion. For share purchased on or before February 18, 2005, trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFG, JPMMFS and each Predecessor Trust with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                                       FISCAL PERIOD FROM
                                FISCAL YEAR ENDED       10/31/01 THROUGH      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                   10/31/2001              8/31/02 *              8/31/2003               8/31/04
                                PAID/                  PAID/                   PAID/                  PAID/
FUND                           ACCRUED    WAIVED      ACCRUED    WAIVED      ACCRUED    WAIVED      ACCRUED    WAIVED
----
Bond Fund                      $     -^   $    -      $     4    $    -      $    21    $    -      $    26    $    -
Global Strategic Income Fund         -^        -            1         -            4         -            1         -
Short Term Bond Fund                 -^        -           15         -           26         -           17        (2)
Short Term Bond Fund II            822       (32)       2,769       (66)       4,570      (129)       3,330       (67)

* The Funds changed their fiscal year-end from 10/31 to 8/31.
** Fund commenced operations on 11/30/01.
^ Amount rounds to less than one thousand.

                                                       FISCAL PERIOD FROM
                                FISCAL YEAR ENDED        8/1/02 THROUGH       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                     7/31/02                8/31/02                8/31/03                8/31/04
                                PAID/                  PAID/                  PAID/                  PAID/
FUND                           ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
----
Emerging Markets Debt Fund *   $     -     $    -     $     -     $    -     $     -     $    -     $     -     $    -

* The Fund changed its fiscal year-end from 7/31 to 8/31.

     The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended August 31, 2004:


BOND FUND
             Advertising and Sales Literature                          $     1,397
             B Share Financing Charges                                      18,024
             Compensation to dealers                                        20,029
             Compensation to sales personnel                                    94
             Equipment, supplies and other                                  11,109
             Printing, production and mailing of prospectuses to
             other than shareholders                                         7,037
EMERGING MARKETS DEBT FUND
             Advertising and Sales Literature                                   62
             B Share Financing Charges                                           -
             Compensation to dealers                                           878
             Compensation to sales personnel                                     -
             Equipment, supplies and other                                     607
             Printing, production and mailing of prospectuses to
             other than shareholders                                         1,198
GLOBAL STRATEGIC INCOME
             Advertising and Sales Literature                                  154
             B Share Financing Charges                                          91
             Compensation to dealers                                         2,000
             Compensation to sales personnel                                    11
             Equipment, supplies and other                                     788
             Printing, production and mailing of prospectuses to
             other than shareholders                                           535
SHORT TERM BOND FUND
             Advertising and Sales Literature                                1,214
             B Share Financing Charges                                           -
             Compensation to dealers                                        16,738
             Compensation to sales personnel                                    82
             Equipment, supplies and other                                  10,737
             Printing, production and mailing of prospectuses to
             other than shareholders                                       129,357
SHORT TERM BOND FUND II
             Advertising and Sales Literature                                1,763
             B Share Financing Charges                                           -
             Compensation to dealers                                     3,099,521
             Compensation to sales personnel                                   119
             Equipment, supplies and other                                  13,276
             Printing, production and mailing of prospectuses to
             other than shareholders                                         7,987

                                    CUSTODIAN

     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, each Fund, except the Global Strategic Income Fund and Emerging Markets Debt Fund, pays to JPMorgan Chase Bank the higher of
(a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $20,000.

     For fund accounting services, the Emerging Markets Debt Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $40,000.

     For fund accounting services, the Global Strategic Income Fund pays to JPMorgan Chase Bank the higher of (a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $25,000.

     In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts. For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Cahase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as the transfer and dividend disbursing agent for each Predecessor Fund and the Short Term Bond Fund II.

                              SHAREHOLDER SERVICING

     Effective February 19, 2005, each Trust, on behalf of each applicable Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).


      Select Class, Class A, Class B and Class C                        0.25%
      Institutional Class                                               0.10%
      Global Strategic Income Fund Class M                              0.30%*
      Short Term Bond Fund II Class M                                   0.25%


     * The amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.

     Ultra Shares do not pay shareholder servicing fees.

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Short Term Bond Fund II and the Predecessor Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):


                                                      FISCAL PERIOD FROM
                                FISCAL YEAR ENDED       11/1/01 THROUGH       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                    10/31/01               8/31/02*                8/31/03               8/31/04
                                 PAID/                 PAID/                  PAID/                   PAID/
FUND                            ACCRUED    WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED      ACCRUED    WAIVED
BOND FUND
Class A Shares                                               1         (1)          4         (4)          6         (6)
Class B Shares                                               1          -           6          -           6          -
Class C Shares                                                                      -^         -           1          -
Institutional Class
Shares                              945        (14)        720        (74)        645        (71)        373        (52)
Select Class Shares                 109          -         629          -         836         (1)        584        (15)
Ultra Shares                         41        (41)        233       (233)        267       (267)        206       (206)
ENHANCED INCOME FUND **
Institutional Class
Shares                                                                            366       (366)        378       (378)
GLOBAL STRATEGIC INCOME
FUND
Class A Shares                                               -                      1         (1)          1         (1)
Class B Shares                                               -                      1         (1)          -
Institutional Class
Shares                              159         (4)        116        (26)        126        (25)         66        (27)

                                                      FISCAL PERIOD FROM
                                FISCAL YEAR ENDED       11/1/01 THROUGH       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                    10/31/01               8/31/02*                8/31/03               8/31/04
                                 PAID/                 PAID/                  PAID/                   PAID/
FUND                            ACCRUED    WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED      ACCRUED    WAIVED
Select Class Shares                   2          -           9         (7)          9         (6)          7         (7)
SHORT TERM BOND FUND
Class A Shares                                              15         (4)         26        (22)         17        (17)
Institutional Class
Shares                              498        (88)        502       (502)        739       (726)        733       (733)
Select Class Shares                  22          -         203          -         344         (4)        271         (1)
SHORT TERM BOND FUND II
Select Class Shares                 466       (135)        275       (168)        492       (318)      1,215       (745)
Class M Shares                                           1,899        (56)      3,111          -       2,296          -
Class A Shares                                             110        (32)        215        (24)        116        (78)

^Amount rounds to less than one thousand.
*The Funds changed their fiscal year-end from 10/31 to 8/31.
**The Fund's inception date is 11/31/01.

                                                      FISCAL PERIOD FROM
                                   FISCAL YEAR          8/1/02 THROUGH        FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                  ENDED 7/31/02            8/31/02*               8/31/03                 8/31/04
                                 PAID/                 PAID/                  PAID/                  PAID/
FUND                            ACCRUED    WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
EMERGING MARKETS DEBT FUND
Select Class Shares            $     92          -    $      8          -    $    147   $   (127)   $    115   $    (93)

*The Fund changed its fiscal year-end from 7/31 to 8/31.

     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

     An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a Financial Intermediary.

     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     REDEMPTION FEES. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of the Global Strategic Income Fund and the Emerging Markets Debt Fund purchased after February 18, 2005 and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC. This 2% discount, referred to in the Funds' prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

     The redemption fee will not be applied to (a) a redemption of shares of a Fund outstanding for 60 days or more, (b) a redemption of shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund, (c) shares redeemed as part of a termination of certain employer-sponsored retirement plans, (d) redemption of an employer-sponsored retirement plan's entire share position with a Fund, (e) a redemption of shares by a balance forward qualified retirement plan, (f) a redemption by a mutual fund wrap fee program, or (g) shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a regular rebalancing program, such as a wrap program, or shares redeemed as part of a bona fide asset allocation program; provided, that the redemption fee may be charged in the event that JPMDS, the Funds' distributor, determines that such programs are being used as a market timing strategy. The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to Class A shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

     Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

     For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund ("free shares") will be treated as redeemed first. After a Shareholder's free shares have been used up, shares will be redeemed on a first-in, first-out basis.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE


     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a maturity of 61 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services will generally provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

     Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                           FISCAL PERIOD
                                     FISCAL YEAR ENDED      FROM 11/1/01         FISCAL YEAR          FISCAL YEAR
                                          10/31/01         THROUGH 8/31/02      ENDED 8/31/03        ENDED 8/31/04
                                    ------------------------------------------------------------------------------
BOND FUND
Total Brokerage Commissions                   $ 80,619          $ 364,078           $ 270,125          $ 256,434
Brokerage Commissions to
Affiliated Broker Dealers                            -              4,862              10,313                  0
ENHANCED INCOME FUND
Total Brokerage Commissions                          -                  -             128,828             67,574
Brokerage Commissions to
Affiliated Broker Dealers                            -                  -                   -                  0
GLOBAL STRATEGIC INCOME FUND
Total Brokerage Commissions                      1,777             20,830              21,997             12,565

                                                           FISCAL PERIOD
                                     FISCAL YEAR ENDED      FROM 11/1/01         FISCAL YEAR          FISCAL YEAR
                                          10/31/01         THROUGH 8/31/02      ENDED 8/31/03        ENDED 8/31/04
                                    ------------------------------------------------------------------------------
Brokerage Commissions to
Affiliated Broker Dealers                          -                1,197                   -                    0
SHORT TERM BOND FUND
Total Brokerage Commissions                   18,480              236,459             356,704              258,409
Brokerage Commissions to
Affiliated Broker Dealers                          -               43,038              59,481                    0
SHORT TERM BOND FUND II
Total Brokerage Commissions                        -              349,234             668,879              356,219
Brokerage Commissions to
Affiliated Broker Dealers                          -                4,428                   -              236,008


* The Fund's inception date is 11/31/01.


                                                           FISCAL PERIOD                          FISCAL YEAR
                                    FISCAL YEAR ENDED       FROM 8/01/02      FISCAL YEAR            ENDED
                                         7/31/02          THROUGH 8/31/02    ENDED 8/31/03          8/31/04
EMERGING MARKETS DEBT FUND
Total Brokerage Commissions                   $ 1,795               $ 187           $  904            $ 3,211
Brokerage Commissions to
Affiliated Broker Dealers                           -                   -                -                  0


     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.

                                 DELAWARE TRUST

     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. JPMTI's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, JPMTI or any series or class. In addition, the Declaration of Trust provides that neither JPMTI nor the Trustees, nor any officer, employee, or agent of JPMTI shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, JPMTI's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that JPMTI, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     JPMTI's Declaration of Trust provides that JPMTI will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMTI, unless, as to liability to JPMTI or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     JPMTI shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                               MASSACHUSETTS TRUST

     JPMMFG is organized as a Massachusetts business trust and Mid Cap Growth Fund is a separate and distinct series thereof. Copies of the Declaration of Trust of JPMMFG are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and by-laws of JPMMFG are designed to make JPMMFG similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFG's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of JPMMFG in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     JPMMFG's Declaration of Trust provides that JPMMFG will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFG, unless, as to liability to JPMMFG or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFG. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     JPMMFG shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

     SHARES OF JPMTI. JPMTI is an open-end, management investment company organized as Delaware statutory trust. Each Fund (other than Short Term Bond Fund II) represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust of JPMTI permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMTI. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMTI not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMTI's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMTI to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMTI's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMTI to merge or consolidate with or into any one or more other series or classes of JPMTI, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMTI to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMTI's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMTI under certain circumstances, see "Purchases, Redemptions and Exchanges".

     SHARES OF JPMMFG. JPMMFG is an open-end, management investment company organized as a Massachusetts business trust. The Mid Cap Growth Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the Fund are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFG. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFG not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMMFG's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFG which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFG to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFG's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of JPMMFG; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFG under certain circumstances, see "Purchases, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the fiscal year ended August 31, 2004 (amounts in thousands):


                                                        AMOUNT             EXPIRATION DATE
   ENHANCED INCOME FUND                                   $    792         August 31, 2010
                                                             1,180         August 31, 2011
                                                             3,941         August 31, 2012
                                                          --------
                                                             5,913
                                                          ========
   GLOBAL STRATEGIC INCOME FUND                              2,681         August 31, 2006
                                                             4,926         August 31, 2007
                                                             6,628         August 31, 2008
                                                             4,320         August 31, 2009

                                                             8,400         August 31, 2010
                                                            26,955*
                                                          ========
   SHORT TERM BOND FUND                                      1,803         August 31, 2012
   SHORT TERM BOND FUND II                                   1,675         August 31, 2012
                                                          ========


     *The above capital loss carryover includes $383 (amount in thousands) of losses acquired from J.P. Morgan Global Strategic Income Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

     Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

     Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gain dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement on Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of January 31, 2005, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds and the Short Term Bond Fund II:


EMERGING MARKETS DEBT FUND
Select Class Shares                CHARLES SCHWAB & CO   INC*                                 36.516
                                   SPECIAL CUSTODY ACCOUNT FOR
                                   BENEFIT OF CUSTOMERS
                                   ATTN: MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA  94104-4122

                                   CAREY AND COMPANY                                           9.744
                                   7 EASTON OVAL
                                   COLUMBUS OH  43219-6010

                                   NATIONAL INVESTOR SERVICES FBO                              7.861
                                   55 WATER STREET,32ND FLOOR
                                   NEW YORK NY  10041-3299

                                   NATIONAL FINANCIAL SERVICES CORP                            6.532
                                   FOR THE EXCLUSIVE BENEFIT OF
                                   OUR CUSTOMERS
                                   ATTN: MUTUAL FUNDS - 5TH FLOOR
                                   200 LIBERTY ST - 1 WORLD FINANCIAL
                                   NEW YORK NY  10281-1003

                                   JPMORGAN TRUST CO, NA                                       6.355
                                   BARELS CHARITABLE REMAINDER TRUST
                                   ATTN: FUND OPERATIONS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE  19713-2107

                                   JP MORGAN CHASE BANK AS AGENT FOR                           5.919
                                   ERK TRUST
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

ENHANCED INCOME FUND
Institutional Class Shares         JPMIM AS AGENT FOR CUST                                    14.095
                                   FBO HARTFORD LIFE SEP ACCT
                                   ATTN DAVID MCCREA
                                   522 5TH AVE FL 13
                                   NEW YORK NY  10036-7601

                                   JP MORGAN CHASE BANK AS AGENT FOR                           13.33
                                   THE ANSCHUTZ CORPORATION
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   BALSA & CO                                                  5.978
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   DALLAS TX  75254-2942

                                   JP MORGAN CHASE BANK AS AGENT FOR                           5.699
                                   ROBERT MCNEAL JR
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   BALSA & CO                                                  5.582
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   DALLAS TX  75254-2942

BOND FUND
Select Class Shares                JPMORGAN CHASE BANK CUSTODIAN                              12.042
                                   FBO AURORA HEALTHCARE INC
                                   INCENTIVE SAVINGS PLAN
                                   PO BOX 419784
                                   KANSAS CITY MO  64141-6784

                                   FOREST LABORATORIES INC SAVINGS &                          11.252
                                   PROFIT SHAR PLAN
                                   AMERICAN CENTURY SERVICES INC
                                   ATTN: RPS MGMT RPTG
                                   PO BOX 419784
                                   KANSAS CITY MO  64141-6784

                                   JPMORGAN CHASE BANK TR                                      5.449
                                   COLLINS & AIKMAN CORPORATION
                                   EMPLOYEES PERSONAL SAVINGS PLAN
                                   AMERICAN CENTURY SERVICES INC
                                   PO BOX 419784
                                   KANSAS CITY MO  64141-6784

Institutional Class Shares         JPMORGAN CHASE BANK CUST                                   11.906
                                   ROBERT BOSCH CORPORATION
                                   ROBERT BOSCH CORP SAVINGS & TAX
                                   ADVANTAGES RETIREMENT PLAN
                                   1010 GRAND AVE
                                   KANSAS CITY MO  64106-2202

                                   JPMIM AS AGENT FOR                                          6.94
                                   TRINITY CHURCH CAPITAL FUND
                                   ATTN: FRAN GENTILE
                                   522 FIFTH AVENUE  10TH FLOOR
                                   NEW YORK NY  10036-7601

                                   JP MORGAN CHASE BANK AS AGENT FOR                           5.472
                                   WENONAH DEVELOPMENT CO
                                   ATTN: SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE  19713-2107

Ultra Class Shares                 THE PROCTER & GAMBLE PROFIT*                               28.088
                                   SHARING TR AND EMPLOYEES STOCK

                                   OWNERSHIP PLAN
                                   ATTN MGT REPORTING TEAM
                                   PO BOX 419784
                                   KANSAS CITY MO  64141-6784

                                   THE PROCTER & GAMBLE PROFIT                                17.193
                                   SHARING TRUST & EMPLOYES STOCK
                                   OWNERSHIP PLAN PREMIX B
                                   ATTN MGMT REPORTING TEAM
                                   PO BOX 419784
                                   KANSAS CITY MO  64141-6784

                                   JP MORGAN CHASE BANK AS AGENT FOR                           7.848
                                   1984 GEISEL TRUST-SURVIVORS TR
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   JPMIM AS AGENT FOR                                          7.162
                                   THE RETIREMENT TRUST FUND
                                   FOR ST  JOSEPH'S PROVINCE OF  THE
                                   SISTERS OF ST  JOSEPH OF PEACE
                                   ATTN: F GENTIL 522 5TH AVE
                                   NEW YORK NY  10036

                                   JPMIM AS AGENT FOR WINTHROP                                 5.457
                                   UNIVERSITY HOSPITAL
                                   ATTN LAUREN LECLECH
                                   522 5TH AVE # 10FLOOR
                                   NEW YORK NY  10036-7601

                                   JPMIM AS AGENT FOR INVESTMENT                               5.317
                                   FUND OF DIOCESE OF LONG ISLAND
                                   ATTN: L CZACHOR JPMIM INVESTMENT
                                   522 FIFTH AVE
                                   NEW YORK NY  10036-7601

Class A Shares                     NATIONWIDE TRUST COMPANY FSB*                              39.616
                                   C/O IPO PORTFOLIO ACCOUNTING
                                   PO BOX 182029
                                   COLUMBUS OH  43218-2029

                                   JP MORGAN INVEST LLC FBO                                    8.616
                                   1 BEACON ST STE 18
                                   BOSTON MA  02108-3106

                                   JP MORGAN CHASE BANK AS AGENT FOR                           5.752
                                   JANE MOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   JP MORGAN TRUST COMPANY N A FBO                             5.61
                                   VIRGINIA KLEIN
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713

Class B Shares                     INVESTORS TRUST CO CUST IRA                                17.037
                                   RICHARD W KEOUGH
                                   531 E 20TH ST APT 2E
                                   NEW YORK NY  10010-7632

                                   MLPF&S FOR THE SOLE BENEFIT OF                              9.686
                                   ITS CUSTOMERS
                                   ATTN  FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3

                                   JACKSONVILLE FL  32246-6484

                                   NFSC FBO                                                    6.376
                                   S B F CORP
                                   ROCCO MIRANTI
                                   147 E 26TH ST
                                   NEW YORK NY  10010-1807

                                   NFSC FBO                                                    5.667
                                   WALTER GRAUER
                                   25 MARION ST APT 42
                                   BROOKLINE MA  02446-4466

                                   NFSC FBO                                                    5.485
                                   JUDITH A PHELAN
                                   251 E 32ND ST # 18C
                                   NEW YORK NY  10016-6304

Class C Shares                     FIRST CLEARING LLC*                                        25.292
                                   VECTOR ENGINEERING INC
                                   143 E SPRING HILL DRIVE
                                   GRASS VALLEY CA  95945-5936

                                   NFSC FBO                                                   18.555
                                   JAMES A RALPH
                                   CAROLYN M RALPH
                                   831 COPPERFIELD TER
                                   CASSELBERRY FL  32707-5827

                                   NFSC FBO                                                   11.355
                                   EVE T ZEVIN
                                   ALBERT G ZEVIN
                                   333 E 56TH ST APT 10H
                                   NEW YORK NY  10022-3762

                                   RAYMOND JAMES & ASSOC INC                                  10.184
                                   FBO UNDERWOOD
                                   880 CARILLON PKWY
                                   ST PETERSBURG FL  33716-1100

                                   CITIGROUP GLOBAL MARKETS INC.                               8.999
                                   333 WEST 34TH STREET - 3RD FLOOR
                                   NEW YORK NY  10001-2402

                                   NFSC FBO                                                    5.503
                                   ADAM RIZZUTI
                                   982 GERRY AVE
                                   LIDO BEACH NY  11561-5217

                                   NFSC FBO                                                    5.503
                                   JESSICA RIZZUTI
                                   982 GERRY AVE
                                   LIDO BEACH NY  11561-5217

GLOBAL STRATEGIC INCOME FUND
Select Class Shares                JP MORGAN CHASE BANK AS AGENT FOR                          19.312
                                   MEDIA THE FOUNDATION INC
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   CHARLES SCHWAB & CO   INC                                  16.865
                                   SPECIAL CUSTODY ACCOUNT FOR
                                   BENEFIT OF CUSTOMERS
                                   ATTN: MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA  94104-4122

                                   JP MORGAN CHASE BANK AS AGENT FOR                          15.744
                                   MCCLELLAND PALMER FOUNDATION
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   JP MORGAN TRUST COMPANY N A FBO                             6.485
                                   LAWRENCE D SLAUGHTER REV TRUST
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   MURRAY BECKER  JPME                                         5.497
                                   631 JAMES LANE
                                   RIVER VALE NJ  07675-6457

Institutional Class Shares         JP MORGAN CHASE BANK AS AGENT FOR*                         53.192
                                   KENAN CHARITABLE TR
                                   ATTN: SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE  19713-2107

                                   JPM DELAWARE AS AGENT FOR                                   14.42
                                   BKJ INTERESTS LTD
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

                                   J P MORGAN DELAWARE AS AGT                                  11.861
                                   DIVERSIFIED GROWTH FUND
                                   ATTN: SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE  19713-2107

                                   JP MORGAN TRUST COMPANY N A FBO                            10.737
                                   BARELS CHARITABLE REMAINDER TRUST
                                   ATTN: SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

Class A Shares                     NATIONWIDE TRUST COMPANY FSB*                               41.27
                                   C/O IPO PORTFOLIO ACCOUNTING
                                   PO BOX 182029
                                   COLUMBUS OH  43218-2029

                                   NFSC FBO                                                    8.75
                                   CHASE MANHATTAN BANK CUST
                                   IRA OF LUER H DREWES
                                   TRAD IRA
                                   2067 OSTWOOD TER
                                   MAPLEWOOD NJ  07040-3329

                                   INVESTORS TRUST CO CUST                                     7.762
                                   IRA R/O MARILYN SILVER
                                   207 GROVER AVE W
                                   MASSAPEQUA PK NY  11762-3251

                                   FIRST CLEARING LLC                                          7.288
                                   HARRY J PAPPAS IRA
                                   FCC AS CUSTODIAN
                                   387 WOODBRIDGE AVE
                                   BUFFALO NY  14214-1529

                                   NFSC FBO                                                    6.996
                                   JPMORGAN CHASE BANK IRA R/O
                                   CUST IRA OF ANDRE DESIMONE
                                   871 SLATE HILL RD

                                   YARDLEY PA  19067-1856

                                   PFPC FBO                                                    6.197
                                   NATIONWIDES BEST OF AMERICA
                                   ADVISORY SERVICES PROGRAM
                                   211 S GULPH RD
                                   KNG OF PRUSSA PA  19406-3101

SHORT TERM BOND FUND
Select Class Shares                JP MORGAN DELAWARE                                         11.671
                                   NATIONAL PHILANTHROPIC
                                   TRUST-INVESTMENT ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713

                                   CHARLES SCHWAB & CO   INC                                   7.333
                                   SPECIAL CUSTODY ACCOUNT FOR
                                   BENEFIT OF CUSTOMERS
                                   ATTN: MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA  94104-4122

Institutional Class Shares         JP MORGAN DELAWARE                                         20.153
                                   NATIONAL PHILANTHROPIC
                                   TRUST-INVESTMENT ACCOUNT
                                   ATTN SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713

Class A Shares                     MCB TRUST SERVICES CUST                                    17.769
                                   FBO GRIFFIN KUBIK STEPHENS & THO
                                   700 17TH ST STE 300
                                   DENVER CO  80202-3531

                                   JPMORGAN CHASE BANK TR                                     15.981
                                   SABIN BERMANT & GOULD PENSION TRUST
                                   ATTN JASMIN FELIX
                                   3 METROTECH CTR FL 6
                                   BROOKLYN NY  11245-0001

                                   BALSA & CO                                                 10.192
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   DALLAS TX  75254-2942

                                   JPMORGAN CHASE BANK                                         7.866
                                   FOUNDATION OF THE ENERGY LAW JOURNA
                                   ATTN FUND OPERATIONS
                                   500 STANTON CHRISTIANA ROAD
                                   NEWARK DE  19713-2105

                                   FIRST CLEARING LLC                                          5.932
                                   IRVING VICTOR IRA FCC CUST ACCT
                                   11464 TELLURIDE TRL
                                   MINNETONKA MN  55305-2961

                                   JP MORGAN CHASE BANK AS AGENT FOR                           5.43
                                   VIVEK TIWARY
                                   ATTN: SPECIAL PRODUCTS
                                   500 STANTON CHRISTIANA RD
                                   NEWARK DE  19713-2107

SHORT TERM BOND FUND II
Select Class Shares                BALSA & CO REBATE ACCOUNT*                                 37.658
                                   PO BOX 2558

                                   HOUSTON TX  77252-2558

                                   LIVA & COMPANY                                             17.772
                                   C/O JPMORGAN CHASE BANK
                                   REBATE ACCT
                                   ATTN MUTUAL FUNDS
                                   PO BOX 31412
                                   ROCHESTER NY  14603-1412

                                   BALSA & CO                                                 11.539
                                   REBATE ACCOUNT
                                   PO BOX 2558
                                   HOUSTON TX  77252-2558

                                   BALSA & CO                                                  8.762
                                   JPMORGAN CHASE
                                   ATTN MUTUAL FUNDS SECTION
                                   14221 DALLAS PARKWAY
                                   DALLAS TX  75254-2942

                                   PENLIN & CO                                                 8.391
                                   C/O JPMORGAN CHASE BANK
                                   ATTN MUTUAL FUNDS
                                   PO BOX 31412
                                   ROCHESTER NY  14603-1412

Class M Shares                     SUMITOMO MITSUI BANKING*                                   99.918
                                   CORPORTAION INVESTMENT PRODUCTS
                                   BUSINESS DEPT
                                   3-2 MARUNOUCHI 1-CHOUME
                                   CHIYODAKU TOKYO  100-0005 JAPAN


* - The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a "controlling person" of such shares under the 1940 Act.

     The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund or the Short Term Bond Fund II may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

     As of the date of this SAI, the Successor Funds have not commenced operations and therefore do not have financial statements. The annual audited financial statements of the Predecessor Funds and the Short Term Bond Fund II and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the August 31, 2004 annual report filings for the Predecessor Funds and the Short Term Bond Fund II made with the SEC on November 10, 2004, with the accession numbers as indicated below, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.


            TRUST                                       FILING DATE        ACCESSION NUMBER
            J.P. Morgan Funds                           11-10-2004         0001047469-04-033797

            J.P. Morgan Institutional Funds             11-10-2004         0001047469-04-033796

            J.P. Morgan Mutual Fund Group               11-10-2004         0001047469-04-033795

            J.P. Morgan Series Trust                    11-10-2004         0001047469-04-033791

                       APPENDIX A--DESCRIPTION OF RATINGS

     The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

     Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

----------
"+" or "-"  may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR'        indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1         Prime Credit Quality

R-2         Adequate Credit Quality

R-3         Speculative

     All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)  Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1         Short term debt rated "R-1 (middle)" is of superior credit
(middle)    quality and, in most cases, ratings in this category differ from
            "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category
            (which few companies are able to achieve), entities rated "R-1
            (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)   Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.
            Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); Short term debt rated "R-2" is of adequate credit quality and
R-2         within the three subset grades,  debt protection ranges from having
(middle);   reasonable ability for timely repayment to a level which is
R-2 (low)   considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas.
            Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit".
            Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); Short term debt rated "R-3" is speculative, and within the three
R-3         subset grades, the capacity for  timely payment ranges from mildly
(middle);   speculative to doubtful. "R-3" credits tend to have weak liquidity
R-3 (low)   and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

     These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

     Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

   CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

   SPECULATIVE GRADE

     Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

   LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

   INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   NON-INVESTMENT GRADE

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

   INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,      HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,       financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,      DEFAULT. The ratings of obligations in this category are based on
DD,       their prospects for achieving partial or full recovery in a
D reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

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DOMINION

   BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/      Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

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DESCRIPTION OF INSURANCE RATINGS
MOODY'S

   INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

   SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

     These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

     Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior

                                       A-9
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          short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

     An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

     An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

   INSURER FINANCIAL STRENGTH RATINGS

     A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch

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may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

     The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,      Very Weak. Companies rated in any of these three categories are viewed
CC,       as very weak with a very poor capacity to meet policyholder and
C contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,      Distressed. These ratings are assigned to companies that have either
DD,       failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

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   SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

     Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

     The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

     Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1  Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2  Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3  Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

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S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2      Satisfactory capacity to pay principal and interest.

SP-3      Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

   PREFERRED SHARE RATING SCALE

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with

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          strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

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